UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14C INFORMATION
Information Statement
Pursuant to Section 14(c) of the Securities Exchange Act of 1934

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BONFIRE PRODUCTIONS, INC.
(Name of Registrant as Specified in Its Charter)

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CMONEY, INC.
FORMERLY KNOWN AS BONFIRE PRODUCTIONS, INC.
One Sugar Creek Center Blvd.
Sugar Land, TX 77478

 INFORMATION STATEMENT

July 6, 2010

To the stockholders of cMoney, Inc., formerly known as Bonfire Productions, Inc.

We, cMoney, Inc., formerly known as Bonfire Productions, Inc. (the “Company”, “we”, “us” or “our”), are providing the enclosed information statement to you in order to notify you of and provide you with information regarding action taken by stockholders holding more than a majority of our voting power.  In particular, such action taken authorized the following:

1.	the adoption of amended and restated articles of incorporation and bylaws, which among other things, include the following changes:

(a)	an increase in the number of shares of common stock authorized for issuance from 75,000,000 to 500,000,000;
(b)	the authorization of 10,000,000 shares of undesignated preferred stock;
(c)	creation of a staggered board of directors each serving a three-year term;
(d)	requiring advance notice with respect to any stockholder proposals, including the nomination of directors;
(e)	removing the ability of our stockholders to act by written consent;
(f)	providing that only a majority of directors may call a special meeting of stockholders;
(g)	requiring a 66 2/3% vote of our stockholders to amend some provisions of our articles of incorporation and bylaws; and
(h)	changing our name to cMoney, Inc.

2.	affecting a three for one stock split of our outstanding common stock by paying a dividend of two shares of common stock per share of common stock outstanding.

The foregoing actions were approved by written consent in lieu of a meeting of the Company’s stockholders holding more than a majority the voting power necessary to approve such actions and by our Board of Directors (the “Board of Directors”) on July 6, 2010.

Your vote is not required to approve any of the foregoing actions, and the enclosed information statement is not a request for your vote or a proxy.  The accompanying information statement is furnished only to inform stockholders of the actions taken by written consent described above before they take effect in accordance with Rule 14c-2 promulgated under the Securities and Exchange Act of 1934, as amended.  This information statement is first being mailed to you on or about July 6, 2010, and we anticipate the effective date of the actions to be July 27, 2010, or as soon thereafter as practicable in accordance with applicable law, including the Nevada Revised Statutes.

 WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

 The accompanying information statement is for information purposes.  Please read the accompanying information statement carefully.

 By Order of the Board of Directors,

Very truly yours,

cMoney, Inc. f/k/a/ Bonfire Productions, Inc.

By:           /s/ Jennifer L. Pharris
Jennifer L. Pharris
Chairman of the Board

CMONEY, INC.
FORMERLY KNOWN AS BONFIRE PRODUCTIONS, INC.
One Sugar Creek Center Blvd.
Sugar Land, TX 77478
INFORMATION STATEMENT

Pursuant To Section 14(c) of the Securities Exchange Act of 1934

Approximate Date of Mailing: July 6, 2010

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY

GENERAL INFORMATION

We, cMoney, Inc., formerly known as Bonfire Productions, Inc. (the “Company”, “we”, “us” or “our”), have filed this Information Statement with the U.S. Securities and Exchange Commission (the “SEC”), and pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), are furnishing such Information Statement to each holder of the Company’s common stock (“common stock”), as of July 2, 2010 (the “Record Date”) to notify such stockholders (collectively, the “stockholders”) of the following:

On July 2, 2010, pursuant to Rules 78.315 and 78.320 of the Nevada Revised Statutes (the “NRS”), the Company received by written consent in lieu of a meeting, the approval of Jennifer L. Pharris, in her capacity as the Company’s sole Director and as the holder of 35,000,000 shares of common stock representing 76.5% of the total possible votes outstanding (the “Majority stockholder”), authorizing the following (collectively, the “Authorized Actions”):

1.	the adoption of amended and restated articles of incorporation and bylaws, which among other things, include the following changes:

(a)	an increase in the number of shares of common stock authorized for issuance from 75,000,000 to 500,000,000;
(b)	the authorization of 10,000,000 shares of undesignated preferred stock;
(c)	creation of a staggered board of directors each serving a three-year term;
(d)	requiring advance notice with respect to any stockholder proposals, including the nomination of directors;
(e)	removing the ability of our stockholders to act by written consent;
(f)	providing that only a majority of directors may call a special meeting of stockholders;
(g)	requiring a 66 2/3% vote of our stockholders to amend some provisions of our articles of incorporation and bylaws; and
(h)	changing our name to cMoney, Inc.

2.	affecting a three for one stock split of our outstanding common stock by paying a dividend of two shares of common stock per share of common stock outstanding.

Copies of the Company’s newly adopted (i) amended and restated articles of incorporation (the “New Charter”) and (ii) amended and restated bylaws (the “New Bylaws”) are attached to this Information Statement as Exhibit A and Exhibit B, respectively.  Your consent is not required and is not being solicited in connection with the Authorized Actions.

The entire cost of furnishing this Information Statement will be borne by the Company.  The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith.  The Board of Directors has fixed the close of business on July 2, 2010 as the Record Date for the determination of stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder, and, in accordance therewith, the New Charter will not be filed with the Secretary of State of the State of Nevada or become effective until at least 21 calendar days after the mailing of this Information Statement.

This Information Statement is being mailed on or about July 6, 2010 to all stockholders of record as of the Record Date.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

HISTORY AND RECENT EVENTS
Our Company was incorporated in the State of Nevada on August 26, 2006, for the purpose of producing, marketing and selling audio recordings of folk tales, fairy tales and other children’s stories under the brand name “Bonfire Tales.”  We were, however, unable to successfully implement and put into operation our business plan, and as a consequence, we heretofore had no business operations.  In Fall 2009, we began to seek out a partner with which to merge and engage in an alternative business plan. On March 17, 2010, we entered into an Agreement and Plan of Merger (the “Merger Agreement”) with, at that time, our wholly-owned subsidiary, C$ cMoney Acquisition, Inc., and cMoney, Inc., a development stage company that has engaged a third party to develop a mobile application that, once downloaded onto a customer’s mobile phone with text messaging capability, allows the customer to send money or receive money from other mobile phones and to pay for goods and services, without having to disclose any of their credit card or account information at the time of transfer or payment.

On May 6, 2010, we completed the merger of C$ cMoney, Inc. into cMoney, Inc. cMoney, Inc. was the surviving entity of that merger and became a wholly-owned subsidiary of Bonfire Productions.  Shortly thereafter, we merged cMoney, Inc. with and into Bonfire Productions, Inc. with Bonfire Productions, Inc. continuing as the surviving entity (collectively, the “Merger”).  Upon completion of the Merger we are not pursuing any prior business operations of Bonfire Productions and are only pursuing the business operations of cMoney, Inc.  As a result of the Merger, we remain a “shell company” (as that term is defined in Rule 12b-2 of the Exchange Act) because neither we nor cMoney, Inc. had any business operations and because the book value of our collective assets remains nominal.

PURPOSE AND EFFECT OF CHANGING OUR CHARTER AND BYLAWS

In reviewing our existing charter (“Existing Charter”) and bylaws (“Existing Bylaws”) after the Merger, we have determined to amend and restate our charter and bylaws that we feel is more appropriate for a growing public company with active operations.  Set forth below is a summary of the changes to our Existing Charter and Existing Bylaws:

(a) Existing Charter authorizes 75,000,000 shares of common stock	New Charter authorizes 500,000,000 shares of common stock

Our New Charter includes an increase in our authorized common stock available for issuance from 75,000,000 shares to 500,000,000 shares.  As of July 2, 2010, there are 45,737,179 shares common stock issued and outstanding and 19,296,141 shares held as treasury shares.  In addition, we are contractually obligated to issue 1,950,000 shares to our executive officers pursuant to the terms of their employment contracts.  We have not yet reserved any shares for issuance pursuant to an equity incentive plan for issuance to our officers, directors or employees but may do so in the future.

Our Board of Directors believes it is in our best interests and the best interests of our stockholders to increase the number of authorized shares of our capital stock to provide us, in part, with more flexibility and opportunities to conduct future equity financings.  As an example, we are party to a certain Investment Agreement, dated  March 11, 2010, with Kodiak Capital Group, LLC (“Kodiak Capital”), which is attached hereto as Exhibit C, pursuant to which we have the right to “put” (i.e. require Kodiak Capital to purchase) to Kodiak Capital over a three year period up to $15,000,000 in shares of common stock.  Thus, increasing our total number of shares of common stock authorized for issuance will enable us to avail ourselves of the foregoing “put”, and, as a consequence, the financing resultant therefrom.  The authorized shares of stock represents shares that our board of directors may issue without seeking further stockholder approval.  Except as described above, we have no other obligations to issue shares of our common stock or current plans to do so, although we continue to evaluate additional equity financing options and acquisition opportunities.

The Investment Agreement provides, in part, that following notice to Kodiak and subject to the terms of the Investment Agreement, we may put to Kodiak up to $15 million in shares of our common stock for a purchase price equal to 85% of the lowest closing  price of our common stock during the five consecutive trading days immediately following the date of our notice to Kodiak of our election to put shares pursuant to the Investment Agreement.  As of June 30, 2010,  the closing per price of our shares was $0.05 per share.  At that price, if we put shares to Kodiak, they would purchase the shares from us at $0.0425 per share.  If we were to draw down the entire $15 million from Kodiak at that price, that would require us to issue in excess of 350 million shares of our common stock to Kodiak before taking in to account the effect of the proposed three for one stock split or its resulting decrease on the price of our common stock.  The dollar value that we will be permitted to put to Kodiak will be, at our option, either: (a) up to $5 million or (b) 200% of the average daily volume in the U.S. market of our common stock for the ten (10) trading days prior to the notice of our put, multiplied by the average of the three (3) daily closing bid prices immediately preceding the date of the put notice. Kodiak has indicated that it will resell those shares in the open market, resell our shares to other investors through negotiated transactions, or hold our shares in its portfolio.

As we draw down on the Equity Line of Credit, shares of our common stock will be sold into the market by Kodiak.  The sale of these additional shares could cause our stock price to decline. In turn, if the stock price declines and we issue more puts, more shares will come into the market, which could cause a further drop in the stock price. You should be aware that there is an inverse relationship between the market price of our common stock and the number of shares to be issued under the Equity Line of Credit. If our stock price declines, we will be required to issue a greater number of shares under the Equity Line of Credit. We have no obligation to utilize the full amount available under the Equity Line of Credit.

In consideration of the Equity Line of Credit contained in the Investment Agreement we will pay to Kodiak a commitment fee equal to 5% of the $15,000,000 facility amount, or $750,000.  This amount will be payable one-half as of the closing of the first draw-down under the Equity Line of Credit and the remaining one-half as of the earlier of the second draw-down under the Equity Line of Credit or three months after the date of the Investment Agreement.

Additionally, we believe it is desirable to have additional authorized shares of common stock available for possible future equity financings and acquisition transactions and other general corporate purposes.  We cannot guarantee that the issuance of additional shares of our common stock for such purposes will increase the market price of our common stock.  We do not have any definitive agreements for any such equity financings or acquisition transactions.  We believe that having such additional authorized shares available for issuance in the future should give us greater flexibility and may allow such shares to be issued without the expense and delay of a special shareholders’ meeting.  That means, however, that shareholders will not be given the opportunity to vote on such an issuance of shares and shareholders may disagree with the purposes for which we issue such shares.  Such issuance of additional shares with respect to future financings and acquisitions would dilute existing stockholders of the Company.

The issuance of additional shares of our common stock will dilute the equity and voting power of our existing stockholders and may have a dilutive effect on earnings per share.  It may also adversely affect the market price of our capital stock.  The foregoing notwithstanding, if additional shares of capital stock are issued in transactions whereby favorable business opportunities are provided which allow us to pursue our business plans, the market price of our capital stock may increase.  However, there is no guarantee that the market price of our stock may increase if we issue additional shares of our common stock in such circumstances and the market price may instead decrease materially.

The increase in the authorized number of shares of our common stock is not intended to have any anti-takeover effect.  However, the availability of additional authorized and unissued shares of common stock could make any attempt to gain control of our company or our Board of Directors more difficult or time consuming and the availability of additional authorized and unissued shares might make it more difficult to remove management.  Although our Board of Directors currently has no intention of doing so, shares of common stock could be issued by our Board of Directors to dilute the percentage of common stock owned by a significant stockholder and increase the cost of, or the number of, voting shares necessary to acquire control of the Board of Directors or to meet the voting requirements imposed by the NRS with respect to a merger or other business combination involving us.  In addition, it is possible that our officers and directors may use the additional shares to resist or frustrate third-party transactions that may provide an above-market premium for the purchase of our stock that may be favored by majority of independent shareholders.

 While it may be deemed to have potential anti-takeover effects as described above, the increase in the authorized common stock is not prompted by any specific effort or takeover threat currently perceived by management.

(b) Existing Charter does not authorize any preferred stock	Our New Charter authorizes 10,000,000 shares of undesignated preferred stock.

Our New Charter authorizes 10,000,000 undesignated or blank check shares of preferred stock.  Our Board of Directors can set the terms of these shares of preferred stock at the time of issuance without seeking the approval of our stockholders.  These shares may be used in equity financings, acquisitions or any transaction where we need to issue shares with different terms than our common stock.  These shares could have liquidation preferences, voting preferences, dividend preferences or other terms which are senior to our common stock.  Our board of directors could also issue these shares with voting or other rights or preferences that could impede the success of any attempt to change control of our company without seeking the approval of our stockholders.  We have no present intention to issue such shares or any definitive agreements regarding the issuance of such shares, but we may do so in the future. The issuance of shares of our preferred stock will dilute the equity of our existing stockholders and, if the shares are issued with voting rights, the issuance will also dilute the voting power of our existing stockholders.  Any such issuance may also have a dilutive effect on earnings per share and may adversely affect the market price of our common stock.

(c) Existing Bylaws provide for one class of directors all standing for reelection each year.	New Bylaws provide for three classes of directors each serving a three year term with only one class standing for reelection each year.

Our New Charter establishes a classified board of directors with three classes each serving a three year term with only one class standing for reelection each year.  We believe that this will help establish continuity on our board by giving each director a three year term.  However, that means that our stockholders only get to vote on each director every three years.  A classified board may also hinder or delay an attempt to acquire control of our company or our board of directors because the acquiring party could not obtain control of our board of directors as easily as they can when there is only one class of directors standing for reelection each year.  Currently we only have one director, who will stand for reelection at our next annual meeting of stockholders.  We will decide in which director class she will be placed and in which class any other new directors we may elect will be placed in conjunction with our next annual meeting of stockholders.

(d) Existing Bylaws do not provide for any advance notice of stockholder proposals, including nomination of directors, at a meeting of stockholders.	New Bylaws provide for specific procedures and advance notice requirements if a stockholder wants to bring a proposal to a vote of the stockholders, including the nomination of directors.

Under our Existing Charter, there are no restrictions on the ability of stockholders to bring matters up for a vote of stockholders at a stockholder meeting.  In most cases, the only vote that would be required to approve such a matter would be a majority vote of whatever stockholders happened to be at such meeting and in the case of the election of directors, a simple plurality of the votes cast in the election of directors would suffice.  We believe that it is in the best interests of our stockholders that our stockholders and our board of directors receive advance notice of such proposals and an ability to react to such proposals.  Of course this means that it is harder for stockholders to bring proposals, including proposals to cause a change in control of our board of directors, and some of those proposals may be beneficial to all stockholders and all stockholders may wish to approve such proposals.

Any stockholder who intends to present a proposal for inclusion in our proxy statement and form of proxy for an annual meeting of stockholders must submit the proposal, in writing, so that our Corporate Secretary receives it at our principal executive offices, located at One Sugar Creek Center Blvd., Sugar Land, Texas 77478, by 120 days prior to the one year anniversary of the date our prior year’s proxy statement was sent to our stockholders. Any stockholder who wishes to bring a proposal or nominate a person for election to our Board of Directors at an Annual Meeting of Stockholders must provide written notice of the proposal or nomination to our Corporate Secretary, at our principal executive offices, 120 to 90 days prior to the one year anniversary of the prior year’s annual meeting. In addition, our stockholders must comply with the requirements of the SEC related to nominations and stockholder proposals and the procedural requirements in our New Bylaws.

Our New Bylaws provide that if a stockholder wishes to nominate a person for election as director or to propose other business to be considered at one of our annual meetings of stockholders, that stockholder must follow the procedures contained in our New Bylaws and satisfy the requirements of Regulation 14A of the Securities Exchange Act of 1934. The stockholder proposing such business or making such nomination must be a stockholder of record of our company on the date the nomination is delivered to our Corporate Secretary and at the time of our annual meeting and be entitled to vote at the annual meeting. The proposal or nomination must be received by our Corporate Secretary at our principal executive offices not less than 90 nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, except that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder must be delivered not earlier than the close of business 120 days prior to the annual meeting and no later than 90 days prior to such annual meeting or 10 days following our first public announcement of the date of the annual meeting. In addition, if the number of directors to be elected to our Board of Directors at an annual meeting is increased and there is no public announcement by us naming all of the nominees for director or specifying the size of the increased Board of Directors at least 100 days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s nomination shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it is delivered to our Corporate Secretary at our principal executive offices not later than the close of business on the 10th day following the day on which we first make such public announcement. These time periods are designed to allow us time to adequately consider all proposals and nominees.

To be considered, each nomination must include the following information:

•                  all information relating to the nominee that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder;

• the nominee’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected;

•                  a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among the nominating stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert with them, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert with him, on the other hand, including, all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any of their respective affiliates or associates or persons acting in concert with any such person, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant;

•                  a written questionnaire with respect to the background and qualification of the nominee and the background of any other person or entity on whose behalf the nomination is being made, the form of which questionnaire will be provided by our Corporate Secretary upon written request; and

•                  a written representation and agreement, in the form provided by our Corporate Secretary upon written request, that the nominee is not and will not become a party to any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how the nominee, if elected as a director, will act or vote on any issue or question that has not been disclosed to us or that could limit or interfere with the nominee’s ability to comply, if elected as a director, with the nominee’s fiduciary duties under applicable law, is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than us with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as our director that has not been disclosed to us, and in the nominee’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as our director, and will comply with all of our applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock trading policies and guidelines.

To be considered, proposals for business to be considered by our stockholders at an annual meeting, other than the nomination of persons for election as directors, must include the following information:

• a brief description of the business desired to be brought before the annual meeting;
• the reasons for conducting such business at the annual meeting;

•                  the text of the proposal or business, including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend our Bylaws, the language of the proposed amendment;

• any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made;

•                  a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons, including their names, in connection with the proposal of such business by such stockholder; and

• as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made:

• the name and address of such stockholder, as they appear on our books, and of such beneficial owner, if any,
• the class or series and number of shares of our capital stock that are, directly or indirectly, owned beneficially and of record by such stockholder and by such beneficial owner,

•                  any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of our capital stock, whether or not such instrument or right shall be subject to settlement in the underlying class or series of our capital or otherwise directly or indirectly owned beneficially by such stockholder and by such beneficial owner, if any,

•                  any other direct or indirect opportunity held or owned beneficially by such stockholder and by such beneficial owner, if any, to profit or share in any profit derived from any increase or decrease in the value of our shares,

• any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or beneficial owner, if any, has a right to vote any shares of any of our securities,
• any short interest in any of our securities,
• any right to dividends on our shares of capital stock owned beneficially by such stockholder or such beneficial owner, if any, which right is separated or separable from the underlying shares,

•                  any proportionate interest in shares of our capital stock or derivative instrument held, directly or indirectly, by a general or limited partnership in which such stockholder or such beneficial owner, if any, is a general partner or with respect to which such stockholder or such beneficial owner, if any, directly or indirectly, beneficially owns an interest in a general partner, and

•                  any performance-related fees, other than an asset-based fee, to which such stockholder or such beneficial owner, if any, is entitled to based on any increase or decrease in the value of our shares or derivative instruments, if any, in each case with respect to the information required to be included in the notice.

Such information must include any such interests held by members of such stockholder’s or such beneficial owner’s immediate family sharing the same household. All such information must be supplemented by such stockholder and such beneficial owner, if any, not later than 10 days after the record date for the annual meeting to disclose such ownership as of the record date, 10 days before the annual meeting date, and immediately prior to the commencement of the annual meeting, by delivery of such supplemented information to our Corporate Secretary. Such information shall also include any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, a representation that the stockholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee or otherwise to solicit proxies from stockholders in support of such proposal or nomination.

The proposing stockholder must also include such other information as we may reasonably require or that is otherwise reasonably necessary to determine the eligibility of such proposed nominee to serve as a director of our Company, to determine whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any of our publicly-disclosed corporate governance guidelines or committee charters; including our policy governing director qualifications and nominations, and that could be material to a reasonable stockholder’s understanding of the independence and qualifications, or lack thereof, of such nominee.

(e) Our Existing Bylaws allow our stockholders to act by written consent.	Our New Bylaws remove the ability of our stockholders to act by written consent.

Under our Existing Bylaws, our stockholders may take action by written consent so long as the consent is signed by holders of the number of shares of our common stock required to take such action under applicable law or applicable provision of our Existing Charter or Existing Bylaws.  That allows the holders of majority of our stock to take actions without input from the rest of the holders of our common stock, such as our majority stockholder is doing by amending our Existing Charter and Existing Bylaws by written consent.  By removing the right to act by written consent, any actions of stockholders will have to be taken at an annual or special meeting of stockholders duly called in accordance with applicable law and the provisions of our New Charter and New Bylaws, which will allow all stockholders to have advance notice and an opportunity to comment and vote on the action.  However, this change will make it harder for stockholders to take actions, including actions that may be beneficial to or favored by all stockholders.

(f) Our Existing Bylaws do not specify who is entitled to call a meeting of the stockholders.	Our New Bylaws specify that a meeting of stockholders may only be called by a majority of the members of our board of directors.

Our Existing Bylaws do not specify who is entitled to call a meeting of our stockholders.  Under Nevada law, if our bylaws do not specify who has that right, then the entire board of directors, any two directors or our president may call a meeting of our stockholders.  Our New Bylaws provide that only a majority of the members of our board of directors may call a meeting of stockholders.  This may make it more difficult to call meetings of our stockholders.  This may also impede a takeover of control of our board of directors since a stockholder who owns or controls a majority of our shares could not call a meeting or cause a minority of the members of our board of directors or our president to call a meeting of stockholders without the consent of a majority of the members of our board of directors.

(g) All provisions of our Existing Charter and Existing Bylaws can be amended by a simple majority vote of our stockholders in attendance at a meeting of our stockholders.	Our new Charter and New Bylaws provide that some provisions may only be amended by the holders of at least 66 2/3 % of our outstanding voting stock.

All provisions of our Existing Charter and Existing Bylaws can be amended by a simple majority vote of our stockholders in attendance at a meeting of our stockholders. Our New Charter provides that each of the following provisions of our New Charter may only be amended by vote of the holders of 66 2/3% of the outstanding shares of our common stock: Article IX (Board of Directors), Article X (Bylaws), Article XI (Amendment of Articles of Incorporation), Article XII (Limitations on liability and Indemnification of Directors and Officers), Article XIII (Stockholder Action) and Article XIV (Permitted Activities and Corporate Opportunities).  Our New Charter also provides that each of the following provisions of our New Bylaws may only be amended by vote of the holders of 66 2/3% of the outstanding shares of our common stock: Article I (Meetings of Stockholders), Section 2.1 (Powers of Directors), Section 2.2 (Number of Directors), Section 2.3 (Election, Qualification and Term of Office of Directors), Section 2.4 (Resignation and Vacancies of Directors), Article V (Indemnification) and Article IX (Amendments).  These revisions will make it harder for stockholders to change these provisions.  These revisions may impede changes in control of our company or our board of directors since, for example, it will be harder for a large stockholder to amend our bylaws to increase the size of our board of directors and then fill vacancies with hand-picked directors.

(h) Our current name is Bonfire Productions, Inc.	Our New Charter changes our name to cMoney, Inc.

Our New Charter changes our name to cMoney, Inc., which is the name of the company we recently acquired and the name of the business which we are going to pursue going forward.  Since the merger of cMoney, Inc. into Bonfire Productions, Inc. we have ceased any pursuit of the business of Bonfire Productions and are pursuing the business of the former cMoney entity and doing business as cMoney, Inc.  As such, our board of directors believes it is in the best interests of our company and our stockholders to change the name of our company to cMoney, Inc.
Purpose and Effect of the stock dividend

We anticipate that the increase in the number of outstanding shares of common stock resulting from the stock dividend would place the market price of our common stock in a range more attractive to the financial community and the investing public and may result in a broader market for our common stock than that which currently exists.  The decreased price level resulting from the stock dividend may encourage and facilitate trading in our common stock and possibly promote greater liquidity for our stockholders.  However, there is no guaranty that the stock dividend will result in any increase in liquidity whatsoever.

The stock dividend would triple the number of issued and outstanding shares of our common stock.  The stock dividend would not change the equity interests of our stockholders and would not affect the relative rights of any stockholder or result in a dilution or diminution of any stockholder's proportionate interest in us.

In deciding to implement the stock dividend, our Board of Directors considered among other things:  (a) the market price of our common stock, (b) the number of shares of our common stock that will be outstanding after the stock dividend, (c) the stockholders’ equity, (d) the shares of common stock available for issuance in the future, and (e) the nature of our operations.  To implement the stock dividend, we will dividend to each holder of our common stock on the record date two shares of our common stock for each share of our common stock that they hold.

Upon effectiveness of the stock dividend, the price of our stock will be adjusted, at least temporarily, by the same 3 to 1 ratio.  Accordingly, and as an example based on the price of our stock on June 30, 2010 of $0.05 per share, following the forward split, our price would be $0.016 per share.  We cannot determine the exact price of our stock upon effectiveness of the forward split.  There is no guarantee that the adjusted price will be based exactly on the 3 to 1 ratio or that the adjusted price will remain at the adjusted price for any period of time.

Potential Risks of the stock dividend

When the stock dividend becomes effective, there can be no assurance that any future bid price of the common stock will continue at a level in proportion to the increased number of outstanding shares resulting from the stock dividend.

Additionally, the liquidity of our common stock could be affected adversely by the increased number of shares outstanding after the stock dividend.  Although we believe that a lower stock price may help generate investor interest, there can be no assurance that the stock dividend will result in a per-share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds.  As a result, the increased liquidity that may result from having greater shares issued and outstanding may not be offset by increased investor interest in our common stock.

Principal Effects of the stock dividend

After the effective date of the stock dividend, each stockholder will own a greater number of shares of our common stock.  However, the stock dividend will affect all of our stockholders, as of the record date, uniformly and will not affect any stockholder’s percentage ownership interests in us.  Proportionate voting rights and other rights and preferences of the holders of our common stock will not be affected by the stock dividend.  Further, the number of stockholders of record will not be affected by the stock dividend.

The action to authorize a forward stock dividend has been prompted solely by the business considerations discussed in the preceding paragraphs.

Implementation

Both the stock dividend and increase in authorized common shares will occur concurrently upon the filing of our New Charter with the Secretary of State of Nevada.  We intend to file the New Charter, approximately (20) days following the mailing of this Information Statement to our shareholders.  As of the effective date of the stock dividend, our transfer agent will issue to each of our stockholders a new certificate or book-entry representing two new shares of our common stock for each share of our common stock outstanding as of July 27, 2010, the record date for the stock dividend.  No action is required to be taken by our stockholders to receive the stock dividend.

The following table reflects a breakdown of the effect the proposed stock dividend and increased in authorized shares will have on our authorized and outstanding shares.

	June 30, 2010	Following both Forward Split and Increase in Authorized
Authorized common stock	75,000,000	500,000,000
Outstanding common stock	45,737,179	137,211,537
common stock available for Issuance	29,262,821 (1)	362,788,463 (2)

(1) 650,000 shares are committed to be issued to our executives pursuant to their employment agreements.
(2) The 650.000 share committed to our executives will become 1,950,000 shares upon completion of the three for one split.

OUTSTANDING SECURITIES AND VOTING RIGHTS

As of June 30, 2010, there are 45,737,179 shares common stock issued and outstanding and 19,296,141 shares held as treasury shares.  In addition, we are contractually obligated to issue 1,950,000 shares to our executive officers pursuant to the terms of their employment contracts.  We have not yet reserved any shares for issuance pursuant to an equity incentive plan for issuance to our officers, directors or employees but may do so in the future.

Each holder of common stock is entitled to one vote for each share of common stock held on all matters submitted to a vote of stockholders. Holders of our common stock representing a majority of the voting power of our capital stock issued and outstanding and entitled to vote, represented in person or by proxy, are necessary to constitute a quorum at any meeting of our stockholders. Our common stock do not have cumulative voting rights, and, as such, cumulative voting for the election of directors is not authorized.  Our common stock do not have any preemptive rights.

With respect to our new authorized class of Preferred stock, we have not yet designated any of the respective rights, preferences and other similar matters associated with such Preferred stock.  The terms of the newly authorized class of Preferred stock, including dividend or interest rates, conversion prices, voting rights, redemption prices, maturity dates and similar mattes will be determined at a later date by the Board of Directors.

Under Nevada law, any action that may be taken at any stockholders’ meeting may be taken by written consent of the requisite number of stockholders required to take such action.  The amendment to and replacement of our Existing Charter with the New Charter requires the affirmative vote or written consent of a majority of the Company’s voting power.  The amendment to and replacement of our Existing Bylaws with the New Bylaws requires either the affirmative vote or written consent of a majority of the Company’s voting power or the vote of our sole director.

By written consent dated July 2, 2010, Jennifer L. Pharris, our sole Director and President and also the stockholder owning a majority of our outstanding shares of common stock approved the adoption and implementation of the Authorized Actions. Such action is sufficient to satisfy the applicable requirements of Nevada law that stockholders approve such actions. Accordingly, stockholders will not be asked to take further action on Authorized Actions at any future meeting and the Board of Directors does not intend to solicit any proxies or consents from any other stockholders in connection with such Authorized Actions.

The NRS provides in substance that unless our Existing Charter provides otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present. The Authorized Actions require the affirmative vote or written consent of the holders of a majority of the Company’s voting power.

STOCKHOLDERS’ RIGHTS

NRS 78.390 provides that every amendment to the Company’s Existing Charter shall first be adopted by the resolution of the Board of Directors and then be subject to the approval of stockholders entitled to vote on any such amendment. Under NRS 78.390 and the Company’s Existing Bylaws, an affirmative vote by stockholders holding shares entitling them to exercise at least a majority of the voting power is sufficient to effect each of the foregoing Authorized Actions. NRS 78.320 provides that, unless otherwise provided in the Company’s Existing Charter or Existing Bylaws, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power.  In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the amendment described herein as early as possible in order to accomplish the purposes as herein described, the Company’s Board of Directors voted to utilize, and did in fact obtain, the written consent of the holders of a majority in the interest of the Company’s common stock. NRS 78.320 provides that in no instance where action is authorized by written consent need a meeting of stockholders be called or notice given.

  SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of June 30, 2010 by:

•	each person who beneficially owns more than 5% of the outstanding shares of our common stock;
•	each of our named executive officers;
•	each of our directors; and
•	all directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the shares. common stock subject to options or restricted stock units that are currently exercisable or exercisable within 60 days of June 30, 2010 are deemed to be outstanding and beneficially owned by the person holding the options or restricted stock units. These shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person.

Percentage of shares outstanding is based on 45,737,179 shares of common stock outstanding as of June 30, 2010.

Unless otherwise indicated, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of common stock, except to the extent authority is shared by spouses under applicable law. Unless otherwise indicated, the address for each listed stockholder is c/o cMoney, Inc., One Sugar Creek Center Blvd., Sugar Land, Texas 77478.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage of Shares

Named Executive Officers:
Jennifer L. Pharris	35,000,000	76.5%
William T. Watson (1)	316,666	*
David R. Johnson (1)	166,666	*
Thomas Shaw (1)	83,333	*
Jamal Khawaja (1)	83,333	*

Non-Employee Directors:
None

5% stockholders:
PLJMMP Trust(2)	6,000,000	13.1%

All Directors and Executive Officers as a group (5 persons)	35,650,000	76.9%

(1) Represents shares of restricted stock the Company is obligated to issue to the executive pursuant to the terms of their respective employment agreements.
(2) Miriam M. Pharris is the grantor, trustee and beneficiary of this revocable trust.

Change In Control
On April 21, 2010, Jennifer L. Pharris, founder and former Chief Executive Officer of cMoney, Inc., a Delaware corporation, prior to its merger with and into Bonfire Productions, Inc. and the Company’s current President and sole Director, acquired approximately 76.5% of the outstanding shares of the Company directly from Alexander Kulyashov, using personal funds.  As of June 30, 2010, Ms. Pharris owns 35,000,000 of the outstanding shares of the Company.  For additional information regarding the above referenced change in control, please see our Current Report on Form 8K, filed with the SEC on April 27, 2010.

DISSENTERS’ RIGHTS

Neither the Nevada Revised Statutes, nor the Company’s Existing Charter nor its Existing Bylaws provide for dissenters’ rights of appraisal in connection with the Authorized Actions described in this Information Statement.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q with the Securities and Exchange Commission. Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at Room 1580, 100 F Street, NE, Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, NE, Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System.

BY ORDER OF THE BOARD OF DIRECTORS
By: /s/ Jennifer L. Pharris
Jennifer L. Pharris
President and Sole Director
Date: July 6, 2010

EXHIBIT A
AMENDED AND RESTATED
ARTICLES OF INCORPORATION
OF
BONFIRE PRODUCTIONS, INC.
a Nevada corporation

ARTICLE I
NAME

The name of this corporation is cMoney, Inc.
ARTICLE II
REGISTERED OFFICE AND AGENT

The address of the Corporation’s registered office in the State of Nevada is 112 North Curry Street, Carson, City, Nevada 89703-4934.  The name of the registered agent of the Corporation at such address is State Agent & Transfer Syndicate, Inc..

ARTICLE III
CAPITAL STOCK

1.           This Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares of stock which the Corporation shall have the authority to issue is 510,000,000 consisting of 500,000,000 shares of Common Stock, with a par value of $0.001 per share and 10,000,000 shares of Preferred Stock, with a par value of $0.001 per share.  Each share of Common Stock shall entitle the holder thereof to one (1) vote on each matter submitted to a vote at any meeting of stockholders.

2.           The Board of Directors is further authorized, subject to the limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation, authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

3.           The Board of Directors is further authorized to increase (but not above the total number of authorized shares of the class) or decrease (but not below the number of shares of any such series then outstanding) the number of shares of any series of Preferred Stock, without the approval of the shares of such series or any other series subsequent to the issuance of shares then outstanding, subject to the powers, preferences and rights, and the qualifications, limitations and restrictions thereof stated in these Articles or the resolution of the Board of Directors originally fixing the number of shares of such series.  If the number of shares of any series is so decreased, then the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

Exhibit A-1-

ARTICLE IV
NAMES AND ADDRESSES OF THE BOARD OF DIRECTORS

The name and address of the sole director of the Corporation is: Jennifer Pharris, One Sugar Creek Center Blvd., Sugar Land, Texas 77478

ARTICLE V
PURPOSE

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under chapter 78 of the Nevada Revised Code. The Corporation is to have perpetual existence.

ARTICLE VI

Intentionally omitted.
ARTICLE VII

Intentionally omitted.
ARTICLE VIII
DURATION

The Corporation is to have perpetual existence.
ARTICLE IX
BOARD OF DIRECTORS

1.           The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.  In addition to the powers and authority expressly conferred upon them by statute or by these Articles or the Bylaws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

2.           The directors, other than those who may be elected by the holders of any series of Preferred Stock pursuant to the provisions of these Articles or any resolution or resolutions providing for the issuance of such class or series of stock adopted by the Board of Directors, shall be elected by the stockholders entitled to vote thereon in the manner and at the times provided in the Bylaws of the Corporation.

3.           Elections of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

4.           No stockholder shall be permitted to cumulate votes at any election of directors.

5.           Subject to the rights of holders of any series of Preferred Stock then outstanding to elect additional directors under specified circumstances, the number of directors that constitute the whole Board of Directors shall be fixed, and may be increased or decreased from time to time, exclusively by resolution adopted by a majority of the entire Board of Directors.  No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

6.           Except as otherwise provided by any resolution or resolutions providing for the issuance of a class or series of Preferred Stock adopted by the Board of Directors, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director.  Any director so chosen shall hold office until his or her successor shall be elected and qualified.

Exhibit A-2-

ARTICLE X
BYLAWS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend, alter or repeal the Bylaws of the Corporation.  The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s Bylaws.  Notwithstanding any other provision of these Articles or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any series of Preferred Stock required by law, by these Articles or by any resolution or resolutions providing for the issuance of such class or series of stock adopted by the Board of Directors, the affirmative vote of the holders of a majority of the total voting power of the then outstanding capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal any provision of the Bylaws, or to adopt any new Bylaw; provided, however, that the affirmative vote of the holders of at least 66⅔% of the total voting power of the Voting Stock, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal, or adopt any Bylaw inconsistent with, the following provisions of the Bylaws: ARTICLE I; Sections 2.1, 2.2, 2.3 and 2.4 of ARTICLE II; ARTICLE V; and ARTICLE IX, or in each case, any successor provision (including, without limitation, any such article or section as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other Bylaw).  No Bylaw hereafter legally altered, amended or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been altered, amended or repealed.

ARTICLE XI
AMENDMENT OF ARTICLES OF INCORPORATION

The Corporation reserves the right at any time from time to time to amend, alter, change or repeal any provision contained in these Articles, and any other provisions authorized by the laws of the State of Nevada at the time in force may be added or inserted, in the manner now or hereafter prescribed by law.  All rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons or entities whomsoever by and pursuant to these Articles in its present form or as hereafter amended are granted subject to the right reserved in this ARTICLE VIII.  Notwithstanding any other provision of these Articles or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any series of Preferred Stock required by law, by these Articles or by any resolution or resolutions providing for the issuance of such class or series of stock adopted by the Board of Directors, the affirmative vote of the holders of at least 66⅔% of the total voting power of the Voting Stock, voting together as a single class, shall be required to amend, alter, change or repeal, or adopt any provision inconsistent with ARTICLE IX, ARTICLE X, ARTICLE XII, ARTICLE XIII and this ARTICLE VIII of these Articles, or in each case, any successor provision (including, without limitation, any such article or section as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other provision of these Articles).  Any repeal or modification of ARTICLE XII shall not adversely affect any right or protection of any person existing thereunder with respect to any act or omission occurring prior to such repeal or modification.

ARTICLE XII
LIMITATIONS ON LIABILITY AND INDEMNIFICATION
OF DIRECTORS AND OFFICERS

1.           To the fullest extent permitted by Chapter 78 of the Nevada Revised Code as the same exists or as may hereafter be amended, a director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders or creditors for monetary damages for breach of fiduciary duty as a director.  If chapter 78 of the Nevada Revised Code is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or an officer of the Corporation shall be eliminated to the fullest extent permitted by chapter 78 of the Nevada Revised Code, as so amended.

2.           The Corporation shall indemnify, to the fullest extent permitted by applicable law, any director or officer of the Corporation who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.  The Corporation shall be required to indemnify a person in connection with a Proceeding initiated by such person only if the Proceeding was authorized by the Board of Directors.

3.           The Corporation shall have the power to indemnify, to the extent permitted by chapter 78 of the Nevada Revised Code, as it presently exists or may hereafter be amended from time to time, any employee or agent of the Corporation who was or is a party or is threatened to be made a party to any Proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any such Proceeding.

Exhibit A-3-

4.           The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any such expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under chapter 78 of the Nevada Revised Code.

5.           Neither any amendment or repeal of any Section of this ARTICLE IX, nor the adoption of any provision of these Articles inconsistent with this ARTICLE IX, shall eliminate or reduce the effect of this ARTICLE IX, in respect of any matter occurring, or any action or proceeding accruing or arising or that, but for this ARTICLE IX, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.
ARTICLE XIII
STOCKHOLDER ACTION

1.           Any action required or permitted to be taken by the stockholders of the Corporation must be effected at a duly called annual or special meeting of stockholders of the Corporation and may not be effected by any action by written consent by such stockholders.

2.           Except as otherwise required by law or provided by any resolution or resolutions providing for the issuance of a class or series of Preferred Stock adopted by the Board of Directors, special meetings of stockholders of the Corporation may be called only by  the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors and any other power of stockholders to call a special meeting is specifically denied.  No business other than that stated in the notice of a special meeting of stockholders shall be transacted at such special meeting.

3.           Advance notice of stockholder nominations for the election of directors and of business to be brought by stockholders before any meeting of the stockholders of the Corporation shall be given in the manner provided in the Bylaws.

ARTICLE XIV
PERMITTED ACTIVITIES AND CORPORATE OPPORTUNITIES

The Corporation renounces any interest or expectancy of the Corporation in, or in being offered an opportunity to participate in, any Excluded Opportunity.  An “Excluded Opportunity” is any matter, transaction or interest that is presented to, or acquired, created or developed by, or which otherwise comes into the possession of any director of the Corporation who is not an employee of the Corporation or any of its subsidiaries (collectively, “Permitted Persons”), unless such matter, transaction or interest is presented to, or acquired, created or developed by, or otherwise comes into the possession of, a Permitted Person expressly and solely in such Permitted Person’s capacity as a director of the Corporation.

*****

THIS AMENDED AND RESTATED ARTICLES OF INCORPORATION is executed as of this        day of                      , 2010.

BONFIRE PRODUCTIONS, INC.

By:
Jennifer Pharris
Chief Executive Officer

Exhibit A-4-

Exhibit B

AMENDED AND RESTATED
BYLAWS
of

CMONEY, INC.

Adopted ________________, 2010

ARTICLE I — MEETINGS OF STOCKHOLDERS

1.1           Annual Meetings of Stockholders.  The annual meeting of the stockholders of cMoney, Inc. (the “Corporation”) shall be held on such day as may be designated from time to time by the Board of Directors of the Corporation (the “Board of Directors”) and stated in the notice of the meeting, and on any subsequent day or days to which such meeting may be adjourned, for the purposes of electing directors and of transacting such other business as may properly come before the meeting.  The Board of Directors shall designate the place, which may be any place within or without the State of Nevada as the Board of Directors may designate, and time for the holding of such meeting, and not less than ten (10) days nor more than sixty (60) days notice shall be given to the stockholders of record as of the record date for the meeting of the time and place so fixed.

1.2           Special Meetings of Stockholders.  Special meetings of the stockholders may be called at any time by the Board of Directors pursuant to a resolution approved by a majority of the entire Board of Directors.  The Board of Directors shall designate the place, which may be any place within or without the State of Nevada as the Board of Directors may designate, and time for the holding of such meeting, and not less than ten (10) days nor more than sixty (60) days notice shall be given to the stockholders of record as of the record date for the meeting of the time and place so fixed.

1.3           Notice of Stockholder Business and Nominations.
(a)           Annual Meetings of Stockholders.
(i)                Nominations of persons for election to the Board of Directors and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders only (A) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (B) by or at the direction of the Board of Directors, or (C) by any stockholder of the Corporation who (1) was a stockholder of record of the Corporation at the time the notice provided for in this Section 1.3 is delivered to the Secretary of the Corporation and at the time of the annual meeting, (2) shall be entitled to vote at such meeting, and (3) complies with the notice procedures set forth in this Section 1.3 as to such nomination or business.  Clause (C) above shall be the exclusive means for a stockholder to make nominations or submit business (other than matters properly brought under Rule 14a-8 (or any successor thereto) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and indicated in the Corporation’s notice of meeting) before an annual meeting of stockholders.

(ii)                Without qualification, for nominations or any other business to be properly brought before an annual meeting by a stockholder pursuant to Section 1.3(a)(i)(C), the stockholder, in addition to any other applicable requirements, must have given timely notice thereof in writing to the Secretary of the Corporation and any such proposed business must constitute a proper matter for stockholder action.  To be timely, a stockholder’s notice must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day nor earlier than the close of business on the one hundred twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (provided, however, that in the event that the date of the annual meeting is more than thirty days before or more than sixty (60) days after such anniversary date, notice by the stockholder must be so delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made by the Corporation).  In no event shall the public announcement of an adjournment or postponement of the annual meeting of stockholders commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.  To be in proper form, a stockholder’s notice to the Secretary (whether pursuant to this Section 1.3(a) or Section 1.3(b) shall set forth:

(A)           as to each person, if any, whom the stockholder proposes to nominate for election as a director (1) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to and in accordance with Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (2) such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected, (3) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among such stockholder and beneficial owner, if any, and their respective affiliates and associates, or others acting in concert therewith, on the one hand, and each proposed nominee, and his or her respective affiliates and associates, or others acting in concert therewith, on the other hand, including, without limitation all information that would be required to be disclosed pursuant to Rule 404 promulgated under Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made, if any, or any affiliate or associate thereof or person acting in concert therewith, were the “registrant” for purposes of such rule and the nominee were a director or executive officer of such registrant; and (4) with respect to each nominee for election or reelection to the Board of Directors, include a completed and signed questionnaire, representation and agreement required by Section 1.4;

Exhibit B-1-

(B)           if the notice relates to any business (other than the nomination of persons for election as directors) that the stockholder proposes to bring before the meeting, (1) a brief description of the business desired to be brought before the annual meeting, (2) the reasons for conducting such business at the annual meeting, (3) the text of the proposal or business (including the text of any resolutions proposed for consideration and in the event that such business includes a proposal to amend the Bylaws of the Corporation, the language of the proposed amendment), (4) any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made, and (5) a description of all agreements, arrangements and understandings between such stockholder and beneficial owner, if any, and any other person or persons (including their names) in connection with the proposal of such business by such stockholder; and

(C)           as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (1) the name and address of such stockholder, as they appear on the Corporation’s books, and of such beneficial owner, if any, (2)[a] the class or series and number of shares of capital stock of the Corporation that are, directly or indirectly, owned beneficially and of record by such stockholder and by such beneficial owner, [b] any option, warrant, convertible security, stock appreciation right, or similar right with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of capital stock of the Corporation, whether or not such instrument or right shall be subject to settlement in the underlying class or series of capital stock of the Corporation or otherwise (a “Derivative Instrument”) directly or indirectly owned beneficially by such stockholder and by such beneficial owner, if any, and any other direct or indirect opportunity held or owned beneficially by such stockholder and by such beneficial owner, if any, to profit or share in any profit derived from any increase or decrease in the value of shares of the Corporation, [c] any proxy, contract, arrangement, understanding, or relationship pursuant to which such stockholder or beneficial owner, if any, has a right to vote any shares of any security of the Company, [d] any short interest in any security of the Company (for purposes of this Section 1.3, a person shall be deemed to have a short interest in a security if such person directly or indirectly, through a contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security), [e] any right to dividends on the shares of capital stock of the Corporation owned beneficially by such stockholder or such beneficial owner, if any, which right is separated or separable from the underlying shares, [f] any proportionate interest in shares of capital stock of the Corporation or Derivative Instrument held, directly or indirectly, by a general or limited partnership in which such stockholder or such beneficial owner, if any, is a general partner or with respect to which such stockholder or such beneficial owner, if any, directly or indirectly, beneficially owns an interest in a general partner, and [g] any performance-related fees (other than an asset-based fee) to which such stockholder or such beneficial owner, if any, is entitled to based on any increase or decrease in the value of shares of the Corporation or Derivative Instruments, if any, in each case with respect to the information required to be included in the notice pursuant to clauses [a] through [g] above, as of the date of such notice and including, without limitation, any such interests held by members of such stockholder’s or such beneficial owner’s immediate family sharing the same household (which information shall be supplemented by such stockholder and such beneficial owner, if any, [i] not later than 10 days after the record date for the annual meeting to disclose such ownership as of the record date, [ii] 10 days before the annual meeting date, and [iii] immediately prior to the commencement of the annual meeting, by delivery to the Secretary of the Corporation of such supplemented information), (3) any other information relating to such stockholder and beneficial owner, if any, that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors in a contested election pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, (4) a representation that the stockholder is a holder of record of stock of the Corporation entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such business or nomination, and (5) a representation whether the stockholder or the beneficial owner, if any, intends or is part of a group that intends [i] to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee or [ii] otherwise to solicit proxies from stockholders in support of such proposal or nomination.

(D)           such other information as the Corporation may reasonably require or that is otherwise reasonably necessary (1) to determine the eligibility of such proposed nominee to serve as a director of the Corporation, (2) to determine whether such nominee qualifies as an “independent director” or “audit committee financial expert” under applicable law, securities exchange rule or regulation, or any publicly-disclosed corporate governance guideline or committee charter of the Corporation; and (3) that could be material to a reasonable stockholder’s understanding of the independence and qualifications, or lack thereof, of such nominee.

(iii)                Notwithstanding anything in the second sentence of Section 1.3(a)(ii) to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) days prior to the first anniversary of the preceding year’s annual meeting, a stockholder’s notice required by this Section 1.3 shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the day on which such public announcement is first made by the Corporation.

(b)           Special Meetings of Stockholders.  Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation’s notice of meeting.  Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation’s notice of meeting (i) by or at the direction of the Board of Directors or (ii) provided that the Board of Directors has determined that the directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time the notice provided for in this Section 1.3 is delivered to the Secretary of the Corporation and at the time of the special meeting, who is entitled to vote at the meeting and upon such election, and who complies with the notice procedures set forth in this Section 1.3.  In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the Corporation’s notice of meeting, if the stockholder’s notice in the same form as required by paragraph (a)(ii) of this Section 1.3 with respect to any nomination (including the completed and signed questionnaire, representation and agreement required by Section 1.4) shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting.  In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.

Exhibit B-2-

(c)           General.
(i)                Subject to Section 2.4, only such persons who are nominated in accordance with the procedures set forth in this Section 1.3 shall be eligible to be elected at an annual or special meeting of stockholders of the Corporation to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 1.3.  Except as otherwise provided by law, the Articles of Incorporation of the Corporation, as amended (the “Articles of Incorporation”) or these Bylaws, the Chairman of the meeting shall have the power and duty (A) to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this Section 1.3 and (B) if any proposed nomination or business was not made or proposed in compliance with this Section 1.3, to declare that such nomination shall be disregarded or that such proposed business shall not be transacted.  Notwithstanding the foregoing provisions of this Section 1.3, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or proposed business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation.  For purposes of this Section 1.3, to be considered a qualified representative of the stockholder, a person must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of the stockholders.

(ii)                For purpose of this Section 1.3, “public announcement” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14, or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(iii)                Nothing in this Section 1.3, shall be deemed to affect any rights (A) of stockholders to request inclusion of proposals or nominations in the Corporation’s proxy statement pursuant to Rule 14a-8 (or any successor thereto) promulgated under the Exchange Act or (B) of the holders of any series of Preferred Stock to nominate and elect directors pursuant to and to the extent provided in any applicable provisions of the Articles of Incorporation.

1.4           Submission of Questionnaire, Representation and Agreement.  To be eligible to be a nominee for election or reelection as a director of the Corporation, a person must deliver (in accordance with the time periods prescribed for delivery of notice under Section 1.3 of these Bylaws) to the Secretary at the principal executive offices of the Corporation a written questionnaire with respect to the background and qualification of such person and the background of any other person or entity on whose behalf the nomination is being made (which questionnaire shall be provided by the Secretary upon written request) and a written representation and agreement (in the form provided by the Secretary upon written request) that such person (a) is not and will not become a party to (i) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation or (ii) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (b) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed therein, and (c) in such person’s individual capacity and on behalf of any person or entity on whose behalf the nomination is being made, would be in compliance, if elected as a director of the Corporation, and will comply with all applicable publicly disclosed corporate governance, conflict of interest, confidentiality and stock trading policies and guidelines of the Corporation.

1.5           Record Date.  The Board of Directors may fix a date, not less than ten (10) or more than sixty (60) days preceding the date of any meeting of stockholders, as a record date for the determination of stockholders entitled to notice of, or to vote at, any such meeting.  The Board of Directors shall not close the books of the Corporation against transfers of shares during the whole or any part of such period.

1.6           Proxies.  The notice of every meeting of the stockholders may be accompanied by a form of proxy approved by the Board of Directors in favor of such person or persons as the Board of Directors may select.

1.7           Quorum and Voting.  A majority of the outstanding shares of stock of the Corporation entitled to vote, present in person or represented by proxy, regardless of whether the proxy has authority to vote on all matters, shall constitute a quorum at any meeting of the stockholders, and the stockholders present at any duly convened meeting may continue to do business until adjournment notwithstanding any withdrawal from the meeting of holders of shares counted in determining the existence of a quorum.  Directors shall be elected by a plurality of the votes cast in the election.  For all matters as to which no other voting requirement is specified by Chapter 78 of the Nevada Revised Statutes, as amended, the Articles of Incorporation, or these Bylaws, such matter shall be approved if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action.  In the case of a matter submitted for a vote of the stockholders as to which a stockholder approval requirement is applicable under the stockholder approval policy of the New York Stock Exchange or any other exchange or quotation system on which the capital stock of the Corporation is quoted or traded, the requirements of Rule 16b-3 under the Exchange Act or any provision of the Internal Revenue Code, in each case for which no higher voting requirement is specified by Chapter 78 of the Nevada Revised Statutes, as amended, the Articles of Incorporation or these Bylaws, the vote required for approval shall be the requisite vote specified in such stockholder approval policy, Rule 16b-3 or Internal Revenue Code provision, as the case may be (or the highest such requirement if more than one is applicable).  For the approval of the appointment of independent public accountants (if submitted for a vote of the stockholders), the vote required for approval shall be a majority of the votes cast on the matter.

Exhibit B-3-

1.8           Adjournment.  Any meeting of the stockholders may be adjourned from time to time, without notice other than by announcement at the meeting at which such adjournment is taken, and at any such adjourned meeting at which a quorum shall be present any action may be taken that could have been taken at the meeting originally called; provided, that if the adjournment is for more than sixty (60) days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting.

ARTICLE II — DIRECTORS

2.1           Powers.  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided in Chapter 78 of the Nevada Revised Statutes, as amended or the Articles of Incorporation.

2.2           Number of Directors.  The Board of Directors shall initially consist of seven (7) members, each of whom shall be a natural person.  Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors shall be fixed, and may be increased or decreased from time to time, exclusively by a resolution adopted by a majority of the entire Board of Directors.  No reduction of the authorized number of directors shall have the effect of removing any director before that director’s term of office expires.

2.3           Election, Qualification and Term of Office of Directors.  Except as provided in Section 2.4, and subject to Article I and this Section 2.3, directors shall be elected at each annual meeting of stockholders.  Directors need not be stockholders unless so required by the Articles of Incorporation or these Bylaws.  The Articles of Incorporation or these Bylaws may prescribe other qualifications for directors.  The directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, shall be apportioned, with respect to the time for which they severally hold office, into three classes, as nearly equal in number as is possible and designated Class I, Class II and Class III. At the first annual meeting of stockholders to be held after adoption of these Bylaws, Class I shall be initially elected for a term expiring at the second annual meeting of stockholders to be held after the adoption of these Bylaws, Class II shall be initially elected for a term expiring at the third annual meeting of stockholders to be held after the adoption of these Bylaws, and Class III shall be initially elected for a term expiring at the fourth annual meeting of stockholders to be held after adoption of these Bylaws.  Members of each class shall hold office until their successors are elected and qualified or until such director’s earlier death, resignation or removal. At each succeeding annual meeting of the stockholders of the Corporation, the successors of the class of directors whose term expires at that meeting shall be elected for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. In case of any increase or decrease, from time to time, in the number of directors, other than those who may be elected by the holders of any series of Preferred Stock under specified circumstances, the number of directors added to or eliminated from each class shall be apportioned so that the number of directors in each class thereafter shall be as nearly equal as possible.

2.4           Resignation and Vacancies.  Any director may resign at any time upon notice given in writing or by electronic transmission to the Corporation.  A resignation is effective when the resignation is delivered unless the resignation specifies a later effective date or an effective date determined upon the happening of an event or events.  A resignation which is conditioned upon the director failing to receive a specified vote for reelection as a director may provide that it is irrevocable and shall be irrevocable to the extent permitted by Nevada law.  Except as otherwise provided by any resolution or resolutions providing for the issuance of a class or series of Preferred Stock adopted by the Board of Directors, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or other cause shall be filled solely by the affirmative vote of a majority of the remaining directors then in office, even though less than a quorum of the Board of Directors, or by the sole remaining director.  Any director so chosen shall hold office until his or her successor shall be elected and qualified.

If at any time, by reason of death or resignation or other cause, the Corporation should have no directors in office, then any officer may call a special meeting of stockholders in accordance with the provisions of the Articles of Incorporation or these Bylaws.

A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office and until such director’s successor is elected and qualified, or until such director’s earlier death, resignation or removal.

2.5           Place of Meetings; Meetings by Telephone.  The Board of Directors may hold meetings, both regular and special, either within or outside the State of Nevada.
Unless otherwise restricted by the Articles of Incorporation or these Bylaws, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting of the Board of Directors, or any committee, by means of conference telephone or other communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at the meeting.

Exhibit B-4-

2.6           Conduct of Business.  Meetings of the Board of Directors shall be presided over by the Chairman of the Board of Directors, if any, or in his or her absence by the Vice Chairman of the Board of Directors, if any, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting.  The chairman of the meeting shall appoint a person to act as secretary of each meeting.

2.7           Regular Meetings Notice.  Regular meetings of the Board of Directors may be held without notice at such time and at such place as shall from time to time be determined by the Board of Directors.

2.8           Special Meetings Notice.  Special meetings of the Board of Directors for any purpose or purposes may be called at any time by the Chairman of the Board of Directors, the Chief Executive Officer, the President, or a majority of the directors.
Notice of the time and place of special meetings shall be:
(a)           delivered personally by hand, by courier or by telephone;
(b)           sent by United States first-class mail, postage prepaid;
(c)	sent by nationally recognized overnight delivery service for next day delivery;
(d)           sent by facsimile; or
(e)           sent by electronic mail,
directed to each director at that director’s address, telephone number, facsimile number or electronic mail address, as the case may be, as shown on the Corporation’s records.

If the notice is (i) delivered personally by hand, by courier or by telephone, (ii) sent by facsimile or (iii) sent by electronic mail, it shall be delivered or sent at least 24 hours before the time of the holding of the meeting.  If the notice is sent by overnight delivery service, it shall be deposited for next day delivery at least two (2) days before the time of the holding of the meeting.  If the notice is sent by United States mail, it shall be deposited in the United States mail at least four (4) days before the time of the holding of the meeting.  Any oral notice may be communicated to the director directly.  The notice need not specify the purpose of the meeting.

2.9           Quorum; Voting.  At all meetings of the Board of Directors, a majority of the total authorized number of directors shall constitute a quorum for the transaction of business.  If a quorum is not present at any meeting of the Board of Directors, then the directors present at the meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum is present.  A meeting at which a quorum is initially present may continue to transact business notwithstanding the withdrawal of directors, if any action taken is approved by at least a majority of the required quorum for that meeting.

The vote of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board of Directors, except as may be otherwise specifically provided by statute, the Articles of Incorporation or these Bylaws.

Exhibit B-5-

If the Articles of Incorporation provides that one or more directors shall have more or less than one vote per director on any matter, every reference in these Bylaws to a majority or other proportion of the directors shall refer to a majority or other proportion of the votes of the directors.

2.10           Board Action by Written Consent Without a Meeting.  Unless otherwise restricted by the Articles of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board of Directors or committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

2.11           Fees and Compensation of Directors.  Unless otherwise restricted by the Articles of Incorporation or these Bylaws, the Board of Directors shall have the authority to fix the compensation of directors.

ARTICLE III — COMMITTEES

3.1           Committees of Directors.  The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not  such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member unless the Board of Directors appoints alternate members to the committee.  Any such committee, to the extent provided in the resolution of the Board of Directors or in these Bylaws, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it.

3.2           Committee Minutes.  Each committee shall keep regular minutes of its meetings and report the same to the Board of Directors when required.

3.3           Meetings and Actions of Committees.  Meetings and actions of committees shall be governed by, and held and taken in accordance with, the provisions of:
(a)           Section 2.5 (Place of Meetings; Meetings by Telephone);
(b)           Section 2.7 (Regular Meetings);
(c)           Section 2.8 (Special Meetings; Notice);
(d)           Section 2.9 (Quorum; Voting);
(e)           Section 2.10 (Board Action by Written Consent Without a Meeting); and
(f)           Section 7.5 (Waiver of Notice)

with such changes in the context of those Bylaws as are necessary to substitute the committee and its members for the Board of Directors and its members.  However:

i)	the time of regular meetings of committees may be determined either by resolution of the Board of Directors or by resolution of the committee;
(b)           special meetings of committees may also be called by resolution of the Board of Directors; and

Exhibit B-6-

(c)           notice of special meetings of committees shall also be given to all alternate members, who shall have the right to attend all meetings of the committee.  The Board of Directors may adopt rules for the government of any committee not inconsistent with the provisions of these Bylaws.

ARTICLE IV — OFFICERS

4.1           Officers.  The officers of the Corporation shall be a President, a Secretary, and a Treasurer.  The Corporation may also have, at the discretion of the Board of Directors, a Chairman of the Board of Directors, a Vice Chairman of the Board of Directors, a Chief Executive Officer, one or more Vice Presidents, a Chief Financial Officer, a General Counsel, one or more Assistant Treasurers, one or more Assistant Secretaries, and any such other officers as may be appointed in accordance with the provisions of these Bylaws.  Any number of offices may be held by the same person.

4.2           Appointment of Officers.  The Board of Directors shall appoint the officers of the Corporation, except such officers as may be appointed in accordance with the provisions of Section 4.3 of these Bylaws.

4.3           Subordinate Officers.  The Board of Directors or the Chief Executive Officer or, in the absence of a Chief Executive Officer, the President, may appoint, such other officers and agents as the business of the Corporation may require.  Each of such officers and agents shall hold office for such period, have such authority, and perform such duties as are provided in these Bylaws or as the Board of Directors, Chief Executive Officer or President may from time to time determine.

4.4           Removal and Resignation of Officers.  Any officer may be removed, either with or without cause, by an affirmative vote of the majority of the Board of Directors at any regular or special meeting of the Board of Directors or, except in the case of an officer chosen by the Board of Directors, by any officer upon whom such power of removal may be conferred by the Board of Directors.
Any officer may resign at any time by giving written notice to the Corporation.  Any resignation shall take effect at the date of the receipt of that notice or at any later time specified in that notice.  Unless otherwise specified in the notice of resignation, the acceptance of the resignation shall not be necessary to make it effective.  Any resignation is without prejudice to the rights, if any, of the Corporation under any contract to which the officer is a party.

4.5           Vacancies in Offices.  Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors or as provided in Section 4.3.

4.6           Representation of Shares of Other Corporations.  Unless otherwise directed by the Board of Directors, the President or any other person authorized by the Board of Directors or the President is authorized to vote, represent and exercise on behalf of the Corporation all rights incident to any and all shares of any other corporation or corporations standing in the name of the Corporation.  The authority granted herein may be exercised either by such person directly or by any other person authorized to do so by proxy or power of attorney duly executed by such person having the authority.

4.7           Authority and Duties of Officers.  Except as otherwise provided in these Bylaws, the officers of the Corporation shall have such powers and duties in the management of the Corporation as may be designated from time to time by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors.

ARTICLE V — INDEMNIFICATION

5.1           Indemnification of Directors and Officers in Third Party Proceedings.  Subject to the other provisions of this Article V, the Corporation shall indemnify, to the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes, as amended, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding except that indemnification unless ordered by a court of competent jurisdiction shall not be made if a final adjudication establishes that such person’s acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the Proceeding.

5.2           Indemnification of Directors and Officers in Actions by or in the Right of the Corporation.  Subject to the other provisions of this Article V, the Corporation shall indemnify, to the fullest extent permitted by Chapter 78 of the Nevada Revised Statutes, as amended, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit except that indemnification unless ordered by a court shall not be made if a final adjudication establishes that such person’s acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the Proceeding and that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought or other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

Exhibit B-7-

5.3           Successful Defense.  To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 5.1 or Section 5.2, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

5.4           Indemnification of Others.  Subject to the other provisions of this Article V, the Corporation shall have power to indemnify its employees and agents to the extent not prohibited by Chapter 78 of the Nevada Revised Statutes, as amended or other applicable law.  The Board of Directors shall have the power to delegate to such person or persons the determination of whether employees or agents shall be indemnified.

5.5           Advanced Payment of Expenses.  Expenses (including attorneys’ fees) incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article V or Chapter 78 of the Nevada Revised Statutes, as amended. Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

Notwithstanding the foregoing, unless otherwise determined pursuant to Section 5.8, no advance shall be made by the Corporation to an officer of the Corporation (except by reason of the fact that such officer is or was a director of the Corporation, in which event this paragraph shall not apply) in any Proceeding if a determination is reasonably and promptly made (i) by a majority vote of the directors who are not parties to such Proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, that facts known to the decision-making party at the time such determination is made demonstrate clearly and convincingly that such person’s acts or omissions involved intentional misconduct, fraud or a knowing violation of the law and was material to the Proceeding.

5.6           Limitation on Indemnification and Advancement of Expenses.  Subject to the requirements in Section 5.3 and Chapter 78 of the Nevada Revised Statutes, as amended, the Corporation shall not be required to provide indemnification or, with respect to clauses (a), (c) and (d) below, advance expenses to any person pursuant to this Article V:
(a)           in connection with any Proceeding (or part thereof) initiated by such person except (i) as otherwise required by law, (ii) in specific cases if the Proceeding was authorized by the Board of Directors, or (iii) as is required to be made under Section 5.7;

(b)           in connection with any Proceeding (or part thereof) against such person providing for an accounting or disgorgement of profits pursuant to the provisions of Section 16(b) of the Securities Exchange Act of 1934, as amended, or similar provisions of any federal, state or local statutory law or common law;

(c)           for amounts for which payment has actually been made to or on behalf of such person under any statute, insurance policy or indemnity provision, except with respect to any excess beyond the amount paid; or

(d)           if prohibited by applicable law.

5.7           Determination; Claim.  If a claim for indemnification or advancement of expenses under this Article V is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.  In any such suit, the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or advancement of expenses under applicable law.

5.8           Non-Exclusivity of Rights.  The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Articles of Incorporation or any statute, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.  The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by Chapter 78 of the Nevada Revised Statutes, as amended or other applicable law.

5.9           Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of Chapter 78 of the Nevada Revised Statutes, as amended.

Exhibit B-8-

5.10           Survival.  The rights to indemnification and advancement of expenses conferred by this Article V shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

5.11           Effect of Repeal or Modification.  Any repeal or modification of this Article V shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

5.12           Certain Definitions.  For purposes of this Article V, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article V with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.  For purposes of this Article V, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director,  officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article V.

ARTICLE VI — STOCK

6.1           Stock Certificates; Partly Paid Shares.  The shares of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of its stock shall be uncertificated shares.  Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation.  Every holder of stock represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by the Chairman of the Board of Directors or Vice-Chairman of the Board of Directors, or the President or a Vice-President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation representing the number of shares registered in certificate form.  Any or all of the signatures on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate has ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.  The Corporation shall not have power to issue a certificate in bearer form.

The Corporation may issue the whole or any part of its shares as partly paid and subject to call for the remainder of the consideration to be paid therefor.  Upon the face or back of each stock certificate issued to represent any such partly paid shares, or upon the books and records of the Corporation in the case of uncertificated partly paid shares, the total amount of the consideration to be paid therefor and the amount paid thereon shall be stated.  Upon the declaration of any dividend on fully paid shares, the Corporation shall to the extent permitted by applicable law declare a dividend upon partly paid shares of the same class, but only upon the basis of the percentage of the consideration actually paid thereon.

6.2           Lost Certificates.  Except as provided in this Section 6.2, no new certificates for shares shall be issued to replace a previously issued certificate unless the latter is surrendered to the Corporation  and cancelled at the same time.  The Corporation may issue a new certificate of stock or uncertificated shares in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner’s legal representative, to give the Corporation a bond or other security sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate or uncertificated shares.

6.3           Dividends.  The Board of Directors, subject to any restrictions contained in the Articles of Incorporation or applicable law, may declare and pay dividends upon the shares of the Corporation’s capital stock.  Dividends may be paid in cash, in property, or in shares of the Corporation’s capital stock, subject to the provisions of the Articles of Incorporation.
The Board of Directors may set apart out of any of the funds of the Corporation available for dividends a reserve or reserves for any proper purpose and may abolish any such reserve.

Exhibit B-9-

6.4           Stock Transfer Agreements.  The Corporation shall have power to enter into and perform any agreement with any number of stockholders of any one or more classes of stock of the Corporation to restrict the transfer of shares of stock of the Corporation of any one or more classes owned by such stockholders in any manner not prohibited by Chapter 78 of the Nevada Revised Statutes, as amended.

6.5           Registered Stockholders.  The Corporation:
(a)           shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends and to vote as such owner;
(b)           shall be entitled to hold liable for calls and assessments the person registered on its books as the owner of shares; and
(c)           shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of another person, whether or not it shall have express or other notice thereof, except as otherwise provided by the laws of Nevada.

6.6           Transfers.  Transfers of record of shares of stock of the Corporation shall be made only upon its books by the holders thereof, in person or by an attorney duly authorized, and upon the surrender of a certificate or certificates for a like number of shares, properly endorsed.

ARTICLE VII — MANNER OF GIVING NOTICE AND WAIVER

7.1           Notice of Stockholder Meetings.  Notice of any meeting of stockholders, if mailed, is given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the Corporation’s records.  An affidavit of the Secretary or an Assistant Secretary of the Corporation or of the transfer agent or other agent of the Corporation that the notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

7.2           Notice by Electronic Transmission.  Without limiting the manner by which notice otherwise may be given effectively to stockholders pursuant to Chapter 78 of the Nevada Revised Statutes, as amended, the Articles of Incorporation or these Bylaws, any notice to stockholders given by the Corporation under any provision of Chapter 78 of the Nevada Revised Statutes, as amended, the Articles of Incorporation or these Bylaws shall be effective if given by a form of electronic transmission consented to by the stockholder to whom the notice is given.  Any such consent shall be revocable by the stockholder by written notice to the Corporation.  Any such consent shall be deemed revoked if:
(a)           the Corporation is unable to deliver by electronic transmission two consecutive notices given by the Corporation in accordance with such consent; and
(b)           such inability becomes known to the Secretary or an Assistant Secretary of the Corporation or to the transfer agent, or other person responsible for the giving of notice.
However, the inadvertent failure to treat such inability as a revocation shall not invalidate any meeting or other action.

Exhibit B-10-

Any notice given pursuant to the preceding paragraph shall be deemed given:
if by facsimile telecommunication, when directed to a number at which the stockholder has consented to receive notice;
(c)           if by electronic mail, when directed to an electronic mail address at which the stockholder has consented to receive notice;
(d)           if by a posting on an electronic network together with separate notice to the stockholder of such specific posting, upon the later of (A) such posting and (B) the giving of such separate notice; and
(e)           if by any other form of electronic transmission, when directed to the stockholder.

An affidavit of the Secretary or an Assistant Secretary or of the transfer agent or other agent of the Corporation that the notice has been given by a form of electronic transmission shall, in the absence of fraud, be prima facie evidence of the facts stated therein.

An “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

7.3           Notice to Stockholders Sharing an Address.  To the extent permitted under Chapter 78 of the Nevada Revised Statutes, as amended, without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders given by the Corporation under the provisions of Chapter 78 of the Nevada Revised Statutes, as amended, the Articles of Incorporation or these Bylaws shall be effective if given by a single written notice to stockholders who share an address if consented to by the stockholders at that address to whom such notice is given.  Any such consent shall be revocable by the stockholder by written notice to the Corporation.  Any stockholder who fails to object in writing to the Corporation, within 60 days of having been given written notice by the Corporation of its intention to send the single notice, shall be deemed to have consented to receiving such single written notice.

7.4           Notice to Person with Whom Communication is Unlawful.  Whenever notice is required to be given, under Chapter 78 of the Nevada Revised Statutes, as amended, the Articles of Incorporation or these Bylaws, to any person with whom communication is unlawful, the giving of such notice to such person to the extent permitted by applicable law shall not be required and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person.  Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.  In the event that the action taken by the Corporation is such as to require the filing of a certificate under Chapter 78 of the Nevada Revised Statutes, as amended, the certificate shall state, if such is the fact and if notice is required, that notice was given to all persons entitled to receive notice except such persons with whom communication is unlawful.

7.5           Waiver of Notice.  Whenever notice is required to be given under any provision of Chapter 78 of the Nevada Revised Statutes, as amended, the Articles of Incorporation or these Bylaws, a written waiver, signed by the person entitled to notice, or a waiver by electronic transmission by the person entitled to notice, whether before or after the time of the event for which notice is to be given, shall be deemed equivalent to notice. Whenever all persons entitled to vote at any meeting consent, either by: (a) a writing on the records of the meeting or filed with the secretary; (b) presence at such meeting and oral consent entered on the minutes; or (c) taking part in the deliberations at such meeting without objection, the doings of such meeting shall be as valid as if had at a meeting regularly called and noticed. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders need be specified in any written waiver of notice or any waiver by electronic transmission unless so required by the Articles of Incorporation or these Bylaws.

Exhibit B-11-

ARTICLE VIII — GENERAL MATTERS

8.1           Fiscal Year.  The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors and may be changed by the Board of Directors.

8.2           Seal.  The Corporation may adopt a corporate seal, which shall be in such form as may be approved from time to time by the Board of Directors.  The Corporation may use the corporate seal by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

8.3           Construction; Definitions.  Unless the context requires otherwise, the general provisions, rules of construction, and definitions in Chapter 78 of the Nevada Revised Statutes, as amended shall govern the construction of these Bylaws.  Without limiting the generality of this provision, the singular number includes the plural, the plural number includes the singular, and the term “person” includes both a corporation and a natural person.

ARTICLE IX — AMENDMENTS

In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to adopt, amend, alter or repeal the Bylaws of the Corporation.  The affirmative vote of at least a majority of the Board of Directors then in office shall be required in order for the Board of Directors to adopt, amend, alter or repeal the Corporation’s Bylaws.  Notwithstanding any other provision of these Bylaws or any provision of law that might otherwise permit a lesser vote or no vote, but in addition to any affirmative vote of the holders of any series of Preferred Stock required by law, by these Bylaws or by any resolution or resolutions providing for the issuance of such class or series of stock adopted by the Board of Directors, the affirmative vote of the holders of a majority of the total voting power of the Voting Stock, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal any provision of the Bylaws, or to adopt any new Bylaw; provided, however, that the affirmative vote of the holders of at least 66⅔% of the total voting power of the Voting Stock, voting together as a single class, shall be required for the stockholders of the Corporation to alter, amend or repeal, or adopt any Bylaw inconsistent with, the following provisions of the Bylaws: Article I; Sections 2.1, 2.2, 2.3 and2.4 of Article II; Article V; and Article IX, or in each case, any successor provision (including, without limitation, any such article or section as renumbered as a result of any amendment, alteration, change, repeal or adoption of any other Bylaw).  No Bylaw hereafter legally altered, amended or repealed shall invalidate any prior act of the directors or officers of the Corporation that would have been valid if such Bylaw had not been altered, amended or repealed.

[End of Bylaws]

Exhibit B-12-

Exhibit C
Amended and Restated Investment Agreement with Kodiak Capital Group, LLC
AMENDED AND RESTATED
INVESTMENT AGREEMENT

THIS AMENDED AND RESTATED INVESTMENT AGREEMENT (hereinafter referred to as the “Agreement”), is dated as of May 24, 2010 is by and between Bonfire Productions, Inc., a Nevada corporation as successor in interest to cmoney, Inc., a Delaware corporation (hereinafter referred to as the "Company"),
and
Kodiak Capital Group, LLC, a Delaware limited liability company (hereinafter referred to as the "Investor") and amends and restates in its entirety the investment agreement dated as of March 11, 2010 between the Company and the Investor.

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Investor shall invest up to fifteen million dollars ($15,000,000) to purchase the Company's Common Stock, (the "Common Stock"); and

WHEREAS, such investments will be made in reliance upon the provisions of Section 4(2) under the Securities Act of 1933, as amended (the "1933 Act"), Rule 506 of Regulation D, and the rules and regulations promulgated thereunder, and/or upon such other exemption from the registration requirements of the 1933 Act as may be available with respect to any or all of the investments in Common Stock to be made hereunder; and

WHEREAS, contemporaneously with the execution and delivery of this Agreement, the parties hereto are executing and delivering a Registration Rights Agreement substantially in the form attached hereto (the "Registration Rights Agreement") pursuant to which the Company has agreed to provide certain registration rights under the 1933 Act, and the rules and regulations promulgated thereunder, and applicable state securities laws.

NOW THEREFORE, in consideration of the foregoing recitals, which shall be considered an integral part of this Agreement, the covenants and agreements set forth hereafter, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Company and the Investor hereby agree as follows:

SECTION 1. DEFINITIONS.
As used in this Agreement, the following terms shall have the following meanings specified or indicated below, and such meanings shall be equally applicable to the singular and plural forms of such defined terms.

“1933 Act” shall have the meaning set forth in the preamble of this agreement.

“1934 Act” shall mean the Securities Exchange Act of 1934, as it may be amended.

“Affiliate” shall have the meaning specified in Section 5(H), below.
“Agreement” shall mean this Investment Agreement.

“Best Bid” shall mean the lowest posted bid price of the Common Stock during a given period of time.

“By-laws” shall have the meaning specified in Section 4(C).

“Certificate of Incorporation” shall have the meaning specified in Section 4(C).

Exhibit C-1-

“Closing” shall have the meaning specified in Section 2(G).

“Closing Date” shall mean no more than seven (7) Trading Days following the Put Notice Date.

“Commitment Fee” shall mean a fee that the Company agrees to pay to Investor equal to five (5%) percent of the Facility Amount, whereby the total Commitment Fee is payable one-half (1/2) on the first draw-down and the balance on the earlier of the second draw-down or three (3) months from execution of the Term Sheet, which is hereby incorporated by reference.

“Common Stock” shall have the meaning set forth in the preamble of this Agreement.

“Control” or “Controls” shall have the meaning specified in Section 5(H).

“Effective Date” shall mean the date the SEC declares effective under the 1933 Act the Registration Statement covering the Securities.

“Environmental Laws” shall have the meaning specified in Section 4(M).

“Equity Line Transaction Documents” shall mean this Agreement, the Registration Rights Agreement.

“Execution Date” shall mean the date indicated in the preamble to this Agreement.

“Facility Amount” shall mean the amount of the equity line as per the terms of the Term Sheet.

“Indemnities” shall have the meaning specified in Section 11.

“Indemnified Liabilities” shall have the meaning specified in Section 11.

“Ineffective Period” shall mean any period of time that the Registration Statement or any Supplemental Registration Statement (as defined in the Registration Rights Agreement between the parties) becomes ineffective or unavailable for use for the sale or resale, as applicable, of any or all of the Registrable Securities (as defined in the Registration Rights Agreement) for any reason (or in the event the prospectus under either of the above is not current and deliverable) during any time period required under the Registration Rights Agreement.

“Investor” shall have the meaning indicated in the preamble of this Agreement.

“Material Adverse Effect” shall have the meaning specified in Section 4(A).

“Maximum Common Stock Issuance” shall have the meaning specified in Section 2(H).

“Open Market Adjustment Amount” shall have the meaning specified in Section 2(I).

"Open Market Purchase" shall have the meaning specified in Section 2(I)

“Open Market Share Purchase” shall have the meaning specified in Section 2(I).

Exhibit C-2-

“Open Period” shall mean the period beginning on and including the Trading Day immediately following the Effective Date and ending on the earlier to occur of (i) the date which is thirty-six months (36) from the Effective Date; or (ii) termination of the Agreement in accordance with Section 9, below.

“Pricing Period” shall mean the period beginning on the Put Notice Date and ending on and including the date that is five (5) Trading Days after such Put Notice Date.

“Principal Market” shall mean the American Stock Exchange, Inc., the National Association of Securities Dealers, Inc. Over-the-Counter Bulletin Board, the NASDAQ National Market System or the NASDAQ SmallCap Market, whichever is the principal market on which the Common Stock is listed.

“Prospectus” shall mean the prospectus, preliminary prospectus and supplemental prospectus used in connection with the Registration Statement.

“Purchase Amount” shall mean the total amount being paid by the Investor on a particular Closing Date to purchase the Securities.

“Purchase Price” shall mean eighty five percent (85%) of the lowest closing Best Bid price of the Common Stock during the Pricing Period.

“ Put ” shall have the meaning set forth in Section 2(B)(1) hereof.

“Put Amount” shall have the meaning set forth in Section 2(B)(1) hereof.

“Put Notice” shall mean a written notice sent to the Investor by the Company stating the Put Amount in U.S. dollars the Company intends to sell to the Investor pursuant to the terms of the Agreement and stating the current number of Shares issued and outstanding on such date.

“Put Notice Date” shall mean the Trading Day, as set forth below, immediately following the day on which the Investor receives a Put Notice, however a Put Notice shall be deemed delivered on (a) the Trading Day it is received by facsimile or otherwise by the Investor if such notice is received prior to 9:00 am Eastern Time, or (b) the immediately succeeding Trading Day if it is received by facsimile or otherwise after 9:00 am Eastern Time on a Trading Day.  No Put Notice may be deemed delivered on a day that is not a Trading Day.

“Put Restriction” shall mean the days between the beginning of the Pricing Period and Closing Date.  During this time, the Company shall not be entitled to deliver another Put Notice.

“Put Shares Due” shall have the meaning specified in Section 2(I).

“Registration Period” shall have the meaning specified in Section 5(C), below.

“Registration Rights Agreement” shall have the meaning set forth in the recitals, above.

“Registration Statement” means the registration statement of the Company filed under the 1933 Act covering the Common Stock issuable hereunder.

“Related Party” shall have the meaning specified in Section 5(H).

“Resolution” shall have the meaning specified in Section 8(E).

“SEC” shall mean the U.S. Securities & Exchange Commission.

“SEC Documents” shall have the meaning specified in Section 4(F).

“Securities” shall mean the shares of Common Stock issued pursuant to the terms of the Agreement.

Exhibit C-3-

“Shares” shall mean the shares of the Company’s Common Stock.

“Subsidiaries” shall have the meaning specified in Section 4(A).

“Term Sheet” shall mean an executed instrument between the parties hereto containing the terms of this and other agreements between the parties, and is hereby incorporated by reference.

“Trading Day” shall mean any day on which the Principal Market for the Common Stock is open for trading, from the hours of 9:30 am until 4:00 pm.

SECTION 2. PURCHASE AND SALE OF COMMON STOCK.

(A) PURCHASE AND SALE OF COMMON STOCK. Subject to the terms and conditions set forth herein, the Company shall issue and sell to the Investor, and the Investor shall purchase from the Company, up to that number of Shares having an aggregate Purchase Price of fifteen million dollars ($15,000,000).

(B) DELIVERY OF PUT NOTICES. Subject to the terms and conditions of the Equity Line Transaction Documents, and from time to time during the Open Period, the Company may, in its sole discretion, deliver a Put Notice to the Investor which states the dollar amount (designated in U.S. Dollars) (the "Put Amount"), which the Company intends to sell to the Investor on a Closing Date (the "Put"). The Put Notice shall be in the form attached hereto as Exhibit C and incorporated herein by reference. The amount that the Company shall be entitled to Put to the Investor (the "Put Amount") shall be equal to, at the Company’s election, either: (A) Two Hundred percent (200%) of the average daily volume (U.S. market only) of the Common Stock for the Ten (10) Trading Days prior to the applicable Put Notice Date, multiplied by the average of the three (3) daily closing bid prices immediately preceding the Put Date, or (B) up to five million dollars ($5,000,000). During the Open Period, the Company shall not be entitled to submit a Put Notice until after the previous Closing has been completed. The Purchase Price for the Common Stock identified in the Put Notice shall be equal to eighty five percent (85%) of the lowest closing Best Bid price of the Common Stock during the Pricing Period.

(C) COMPANY’S RIGHT TO WITHDRAWAL. The Company shall reserve the right, but not the obligation, to withdraw that portion of the Put that is below the Minimum Acceptable Price, by submitting to the Investor, in writing, a notice to cancel that portion of the Put.  Any shares above the Minimum Acceptable price due to the Investor shall be carried out by the Company under the terms of this Agreement.

(D) RESERVED; INTENTIONALLY OMITTED.

(E) CONDITIONS TO INVESTOR'S OBLIGATION TO PURCHASE SHARES. Notwithstanding anything to the contrary in this Agreement, the Company shall not be entitled to deliver a Put Notice and the Investor shall not be obligated to purchase any Shares at a Closing (as defined in Section 2(G)) unless each of the following conditions are satisfied:

(I) a Registration Statement shall have been declared effective and shall remain effective and available for the resale of all the Registrable Securities (as defined in the Registration Rights Agreement) at all times until the Closing with respect to the subject Put Notice;
(II) at all times during the period beginning on the related Put Notice Date and ending on and including the related Closing Date, the Common Stock shall have been listed on the Principal Market and shall not have been suspended from trading thereon for a period of two (2) consecutive Trading Days during the Open Period and the Company shall not have been notified of any pending or threatened proceeding or other action to suspend the trading of the Common Stock;
(III) the Company has complied with its obligations and is otherwise not in breach of or in default under, this Agreement, the Registration Rights Agreement or any other agreement executed in connection herewith which has not been cured prior to delivery of the Investor’s Put Notice Date;
(IV) no injunction shall have been issued and remain in force, or action commenced by a governmental authority which has not been stayed or abandoned, prohibiting the purchase or the issuance of the Securities; and
(V) the issuance of the Securities will not violate any shareholder approval requirements of the Principal Market.
If any of the events described in clauses (I) through (V) above occurs during a Pricing Period, then the Investor shall have no obligation to purchase the Put Amount of Common Stock set forth in the applicable Put Notice.

(F) RESERVED.

Exhibit C-4-

(G) MECHANICS OF PURCHASE OF SHARES BY INVESTOR. Subject to the satisfaction of the conditions set forth in Sections 2(E), 7 and 8, the closing of the purchase by the Investor of Shares (a "Closing") shall occur on the date which is no later than seven (7) Trading Days following the applicable Put Notice Date (each a "Closing Date"). Prior to each Closing Date, (I) the Company shall deliver to the Investor pursuant to this Agreement, certificates representing the Shares to be issued to the Investor on such date and registered in the name of the Investor; and (II) the Investor shall deliver to the Company the Purchase Price to be paid for such Shares, determined as set forth in Section 2(B). In lieu of delivering physical certificates representing the Securities and provided that the Company's transfer agent then is participating in The Depository Trust Company ("DTC") Fast Automated Securities Transfer ("FAST") program, upon request of the Investor, the Company shall use all commercially reasonable efforts to cause its transfer agent to electronically transmit the Securities by crediting the account of the Investor's prime broker (as specified by the Investor within a reasonably in advance of the Investor's notice) with DTC through its Deposit Withdrawal Agent Commission ("DWAC") system.

The Company understands that a delay in the issuance of Securities beyond the Closing Date could result in economic damage to the Investor. After the Effective Date, as compensation to the Investor for such loss, the Company agrees to make late payments to the Investor for late issuance of Securities (delivery of Securities after the applicable Closing Date) in accordance with the following schedule (where "No. of Days Late" is defined as the number of trading days beyond the Closing Date, with the Amounts being cumulative.):

LATE  PAYMENT  FOR  EACH
NO.  OF  DAYS  LATE               $10,000 WORTH OF COMMON  STOCK
          1                                           $100
          2                                           $200
          3                                           $300
          4                                           $400
          5                                           $500
          6                                           $600
          7                                           $700
          8                                           $800
          9                                           $900
         10                                       $1,000
    Over  10                             $1,000  +  $200  for  each
                                               Business  Day  late  beyond  10  days

The Company shall make any payments incurred under this Section in immediately available funds upon demand by the Investor. Nothing herein shall limit the Investor's right to pursue actual damages for the Company's failure to issue and deliver the Securities to the Investor, except that such late payments shall offset any such actual damages incurred by the Investor, and any Open Market Adjustment Amount, as set forth below.

 (H) OVERALL LIMIT ON COMMON STOCK ISSUABLE. Notwithstanding anything contained herein to the contrary, if during the Open Period the Company becomes listed on an exchange that limits the number of shares of Common Stock that may be issued without shareholder approval, then the number of Shares issuable by the Company and purchasable by the Investor, shall not exceed that number of the shares of Common Stock that may be issuable without shareholder approval (the "Maximum Common Stock Issuance").  If such issuance of shares of Common Stock could cause a delisting on the Principal Market, then the Maximum Common Stock Issuance shall first be approved by the Company's shareholders in accordance with applicable law and the By-laws and Amended and Restated Certificate of Incorporation of the Company, if such issuance of shares of Common Stock could cause a delisting on the Principal Market. The parties understand and agree that the Company's failure to seek or obtain such shareholder approval shall in no way adversely affect the validity and due authorization of the issuance and sale of Securities or the Investor's obligation in accordance with the terms and conditions hereof to purchase a number of Shares in the aggregate up to the Maximum Common Stock Issuance limitation, and that such approval pertains only to the applicability of the Maximum Common Stock Issuance limitation provided in this Section 2(H).

Exhibit C-5-

(I)  ADDITIONAL PENALTIES. If, by the third (3rd) business day after the Closing Date, the Company fails to deliver any portion of the shares of the Put to the Investor (the "Put Shares Due") and the Investor purchases, in an open market transaction or otherwise, shares of Common Stock necessary to make delivery of shares which would have been delivered if the full amount of the shares to be delivered to the Investor by the Company (the "Open Market Share Purchase") , then the Company shall pay to the Investor, in addition to any other amounts due to Investor pursuant to the Put, and not in lieu thereof, the Open Market Adjustment Amount (as defined below).  The "Open Market Adjustment Amount" is the amount equal to the excess, if any, of (x) the Investor's total purchase price (including brokerage commissions, if any) for the Open Market Share Purchase minus (y) the net proceeds (after brokerage commissions, if any) received by the Investor from the sale of the Put Shares Due.  The Company shall pay the Open Market Adjustment Amount to the Investor in immediately available funds within five (5) business days of written demand by the Investor.  By way of illustration and not in limitation of the foregoing, if the Investor purchases shares of Common Stock having a total purchase price (including brokerage commissions) of $11,000 to cover an Open Market Purchase with respect to shares of Common Stock it sold for net proceeds of $10,000, the Open Market Purchase Adjustment Amount which the Company will be required to pay to the Investor will be $1,000.

(J)  LIMITATION ON AMOUNT OF OWNERSHIP. Notwithstanding anything to the contrary in this Agreement, in no event shall the Investor be entitled to purchase that number of Shares, which when added to the sum of the number of shares of Common Stock beneficially owned (as such term is defined under Section 13(d) and Rule 13d-3 of the 1934 Act), by the Investor, would exceed 4.99% of the number of shares of Common Stock outstanding on the Closing Date, as determined in accordance with Rule 13d-1(j) of the 1934 Act ; provided, however, that in no event shall this Section restrict the ability of the Company to Put shares to the Investor as described in Section 2.

SECTION 3. INVESTOR'S REPRESENTATIONS, WARRANTIES AND COVENANTS.
The Investor represents and warrants to the Company, and covenants, that:

(A) SOPHISTICATED INVESTOR. The Investor has, by reason of its business and financial experience, such knowledge, sophistication and experience in financial and business matters and in making investment decisions of this type that it is capable of (I) evaluating the merits and risks of an investment in the Securities and making an informed investment decision; (II) protecting its own interest; and (III) bearing the economic risk of such investment for an indefinite period of time.

(B) AUTHORIZATION; ENFORCEMENT. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Investor and is a valid and binding agreement of the Investor enforceable against the Investor in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

(C) SECTION 9 OF THE 1934 ACT. During the term of this Agreement, the Investor will comply with the provisions of Section 9 of the 1934 Act, and the rules promulgated thereunder, with respect to transactions involving the Common Stock. The Investor agrees not to sell the Company's stock short, either directly or indirectly through its affiliates, principals or advisors, the Company's common stock during the term of this Agreement.

(D) ACCREDITED INVESTOR. Investor is an "Accredited Investor" as that term is defined in Rule 501(a) of Regulation D of the 1933 Act.

(E) NO CONFLICTS. The execution, delivery and performance of the Transaction Documents by the Investor and the consummation by the Investor of the transactions contemplated hereby and thereby will not result in a violation of Limited Liability Company Operating Agreement or other organizational documents of the Investor.

(F) OPPORTUNITY TO DISCUSS. The Investor has received all materials relating to the Company's business, finance and operations which it has requested. The Investor has had an opportunity to discuss the business, management and financial affairs of the Company with the Company's management.

(G) INVESTMENT PURPOSES. The Investor is purchasing the Securities for its own account for investment purposes and not with a view towards distribution and agrees to resell or otherwise dispose of the Securities solely in accordance with the registration provisions of the 1933 Act (or pursuant to an exemption from such registration provisions).

Exhibit C-6-

(H) NO REGISTRATION AS A DEALER. The Investor is not and will not be required to be registered as a "dealer" under the 1934 Act, either as a result of its execution and performance of its obligations under this Agreement or otherwise.

(I)  GOOD STANDING.  The Investor is a Limited Liability Company, duly organized, validly existing and in good standing in the State of Delaware.

(J)  TAX LIABILITIES.  The Investor understands that it is liable for its own tax liabilities.

(K) REGULATION M.  The Investor will comply with Regulation M under the 1934 Act, if applicable.

SECTION 4. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
Except as set forth in the Schedules attached hereto, or as disclosed on the Company's SEC Documents, the Company represents and warrants to the Investor that:

(A) ORGANIZATION AND QUALIFICATION. The Company is a corporation duly organized and validly existing in good standing under the laws of the State of Delaware, USA and has the requisite corporate power and authorization to own its properties and to carry on its business as now being conducted. Both the Company and the companies it owns or controls (“Subsidiaries”) are duly qualified to do business and are in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect. As used in this Agreement, "Material Adverse Effect" means any material adverse effect on the business, properties, assets, operations, results of operations, financial condition or prospects of the Company and its Subsidiaries, if any, taken as a whole, or on the transactions contemplated hereby or by the agreements and instruments to be entered into in connection herewith, or on the authority or ability of the Company to perform its obligations under the Equity Line Transaction Documents (as defined in Section 1 and 4(B), below).

(B) AUTHORIZATION; ENFORCEMENT; COMPLIANCE WITH OTHER INSTRUMENTS.
(I) The Company has the requisite corporate power and authority to enter into and perform this Investment Agreement and the Registration Rights Agreement (collectively, the "Equity Line Transaction Documents"), and to issue the Securities in accordance with the terms hereof and thereof.
(II) The execution and delivery of the Equity Line Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby, including without limitation the reservation for issuance and the issuance of the Securities pursuant to this Agreement, have been duly and validly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors, or its shareholders.
(III) The Equity Line Transaction Documents have been duly and validly executed and delivered by the Company.

(IV) The Equity Line Transaction Documents constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

(C) CAPITALIZATION.
Except as disclosed in the Company's publicly available filings with the SEC:
(I)	No shares of the Company's capital stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company;
(II)	There are no outstanding debt securities;

Exhibit C-7-

(III)
There are no outstanding shares of capital stock, options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its Subsidiaries;

(IV)
There are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement);

(V)
There are no outstanding securities of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries;

(VI)
There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities as described in this Agreement; (VII) the Company does not have any stock appreciation rights or "phantom stock" plans or agreements or any similar plan or agreement; and (VIII) there is no dispute as to the classification of any shares of the Company's capital stock.

The Company has furnished to the Investor, or the Investor has had access through EDGAR to, true and correct copies of the Company's Amended and Restated Certificate of Incorporation, as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.
(
D) ISSUANCE OF SHARES. Prior to the delivery of any Put Notice, the Company will have authorized and reserved for issuance pursuant to this Agreement 100,000,000 Shares (which amount already assumes the planned 3 for 1 stock split) (subject to adjustment pursuant to the Company's covenant set forth in Section 5(F) below). Upon issuance in accordance with this Agreement, the Securities will be validly issued, fully paid for and non-assessable and free from all taxes, liens and charges with respect to the issue thereof. In the event the Company cannot register a sufficient number of Shares for issuance pursuant to this Agreement, the Company will use its best efforts to authorize and reserve for issuance the number of Shares required for the Company to perform its obligations hereunder as soon as reasonably practicable.

(E) NO CONFLICTS. The execution, delivery and performance of the Equity Line Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby will not: (I) result in a violation of the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws; or (II) conflict with, or constitute a material default (or an event which with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, contract, indenture mortgage, indebtedness or instrument to which the Company or any of its Subsidiaries is a party, or to the Company's knowledge result in a violation of any law, rule, regulation, order, judgment or decree (including United States federal and state securities laws and regulations and the rules and regulations of the Principal Market or principal securities exchange or trading market on which the Common Stock is traded or listed) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Except as disclosed in Schedule 4(e), neither the Company nor its Subsidiaries is in violation of any term of, or in default under, the Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of preferred stock of the Company or the By-laws or their organizational charter or by-laws, respectively, or any contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its Subsidiaries, except for possible conflicts, defaults, terminations, amendments, accelerations, cancellations and violations that would not individually or in the aggregate have or constitute a Material Adverse Effect. The business of the Company and its Subsidiaries is not being conducted, and shall not be conducted, in violation of any law, statute, ordinance, rule, order or regulation of any governmental authority or agency, regulatory or self-regulatory agency, or court, except for possible violations the sanctions for which either individually or in the aggregate would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act or any securities laws of any states, to the Company's knowledge, the Company is not required to obtain any consent, authorization, permit or order of, or make any filing or registration (except the filing of a registration statement as outlined in the Registration Rights Agreement between the Parties) with, any court, governmental authority or agency, regulatory or self-regulatory agency or other third party in order for it to execute, deliver or perform any of its obligations under, or contemplated by, the Equity Line Transaction Documents in accordance with the terms hereof or thereof. All consents, authorizations, permits, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof and are in full force and effect as of the date hereof. Except as disclosed in Schedule 4(e), the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company is not, and will not be, in violation of the listing requirements of the Principal Market as in effect on the date hereof and on each of the Closing Dates and is not aware of any facts which would reasonably lead to delisting of the Common Stock by the Principal Market in the foreseeable future.

Exhibit C-8-

(F) SEC DOCUMENTS; FINANCIAL STATEMENTS. As of the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company has delivered to the Investor or its representatives, or they have had access through EDGAR to, true and complete copies of the SEC Documents. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, by a firm that is a member of the Public Companies Accounting Oversight Board ("PCAOB") consistently applied, during the periods involved (except (I) as may be otherwise indicated in such financial statements or the notes thereto, or (II) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other written information provided by or on behalf of the Company to the Investor which is not included in the SEC Documents, including, without limitation, information referred to in Section 4(D) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in the light of the circumstance under which they are or were made, not misleading. Neither the Company nor any of its Subsidiaries or any of their officers, directors, employees or agents have provided the Investor with any material, nonpublic information which was not publicly disclosed prior to the date hereof and any material, nonpublic information provided to the Investor by the Company or its Subsidiaries or any of their officers, directors, employees or agents prior to any Closing Date shall be publicly disclosed by the Company prior to such Closing Date.

(G) ABSENCE OF CERTAIN CHANGES. Except as otherwise set forth in the SEC Documents, the Company does not intend to change the business operations of the Company in any material way. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its Subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

(H) ABSENCE OF LITIGATION AND/OR REGULATORY PROCEEDINGS. Except as set forth in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the executive officers of Company or any of its Subsidiaries, threatened against or affecting the Company, the Common Stock or any of the Company's Subsidiaries or any of the Company's or the Company's Subsidiaries' officers or directors in their capacities as such, in which an adverse decision could have a Material Adverse Effect.

(I) ACKNOWLEDGMENT REGARDING INVESTOR'S PURCHASE OF SHARES. The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm's length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Equity Line Transaction Documents and the transactions contemplated hereby and thereby and any advice given by the Investor or any of its respective representatives or agents in connection with the Equity Line Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to the Investor's purchase of the Securities, and is not being relied on by the Company. The Company further represents to the Investor that the Company's decision to enter into the Equity Line Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(J) NO UNDISCLOSED EVENTS, LIABILITIES, DEVELOPMENTS OR CIRCUMSTANCES. Except as set forth in the SEC Documents, as of the date hereof, no event, liability, development or circumstance has occurred or exists, or to the Company's knowledge is contemplated to occur, with respect to the Company or its Subsidiaries or their respective business, properties, assets, prospects, operations or financial condition, that would be required to be disclosed by the Company under applicable securities laws on a registration statement filed with the SEC relating to an issuance and sale by the Company of its Common Stock and which has not been publicly announced.

(K) EMPLOYEE RELATIONS. Neither the Company nor any of its Subsidiaries is involved in any union labor dispute nor, to the knowledge of the Company or any of its Subsidiaries, is any such dispute threatened. Neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that relations with their employees are good. No executive officer (as defined in Rule 501(f) of the 1933 Act) has notified the Company that such officer intends to leave the Company's employ or otherwise terminate such officer's employment with the Company.

(L) INTELLECTUAL PROPERTY RIGHTS. The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. Except as set forth in the SEC Documents, none of the Company's trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, government authorizations, trade secrets or other intellectual property rights necessary to conduct its business as now or as proposed to be conducted have expired or terminated, or are expected to expire or terminate within two (2) years from the date of this Agreement. The Company and its Subsidiaries do not have any knowledge of any infringement by the Company or its Subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others and, except as set forth in the SEC Documents, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its Subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its Subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its Subsidiaries have taken commercially reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties.

Exhibit C-9-

(M) ENVIRONMENTAL LAWS. The Company and its Subsidiaries (I) are, to the knowledge of the management and directors of the Company and its Subsidiaries, in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"); (II) have, to the knowledge of the management and directors of the Company, received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (III) are in compliance, to the knowledge of the  management and directors of the Company, with all terms and conditions of any such permit, license or approval where, in each of the three (3) foregoing cases, the failure to so comply would have, individually or in the aggregate, a Material Adverse Effect.

(N) TITLE. The Company and its Subsidiaries have good and marketable title to all personal property owned by them which is material to the business of the Company and its Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in the SEC Documents or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries. Any real property and facilities held under lease by the Company or any of its Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its Subsidiaries.

(O) INSURANCE. Each of the Company's Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of the Company reasonably believes to be prudent and customary in the businesses in which the Company and its Subsidiaries are engaged. Neither the Company nor any of its Subsidiaries has been refused any insurance coverage sought or applied for and neither the Company nor its Subsidiaries has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect.

(P) REGULATORY PERMITS. The Company and its Subsidiaries have in full force and effect all certificates, approvals, authorizations and permits from the appropriate federal, state, local or foreign regulatory authorities and comparable foreign regulatory agencies, necessary to own, lease or operate their respective properties and assets and conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, approval, authorization or permit, except for such certificates, approvals, authorizations or permits which if not obtained, or such revocations or modifications which, would not have a Material Adverse Effect.

(Q) INTERNAL ACCOUNTING CONTROLS. The Company and each of its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (I) transactions are executed in accordance with management's general or specific authorizations; (II) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles by a firm with membership to the PCAOB and to maintain asset accountability; (III) access to assets is permitted only in accordance with management's general or specific authorization; and (IV) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(R) NO MATERIALLY ADVERSE CONTRACTS, ETC. Neither the Company nor any of its Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company's officers has or is expected in the future to have a Material Adverse Effect. Neither the Company nor any of its Subsidiaries is a party to any contract or agreement which in the judgment of the Company's officers has or is expected to have a Material Adverse Effect.

(S) TAX STATUS. The Company and each of its Subsidiaries has made or filed all United States federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.

(T) CERTAIN TRANSACTIONS. Except as set forth in the SEC Documents filed at least ten (10) days prior to the date hereof and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from disinterested third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company or any of its Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

Exhibit C-10-

(U) DILUTIVE EFFECT. The Company understands and acknowledges that the number of shares of Common Stock issuable upon purchases pursuant to this Agreement will increase in certain circumstances including, but not necessarily limited to, the circumstance wherein the trading price of the Common Stock declines during the period between the Effective Date and the end of the Open Period. The Company's executive officers and directors have studied and fully understand the nature of the transactions contemplated by this Agreement and recognize that they have a potential dilutive effect on the shareholders of the Company. The Board of Directors of the Company has concluded, in its good faith business judgment, and with full understanding of the implications, that such issuance is in the best interests of the Company. The Company specifically acknowledges that, subject to such limitations as are expressly set forth in the Equity Line Transaction Documents, its obligation to issue shares of Common Stock upon purchases pursuant to this Agreement is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other shareholders of the Company.

(V) LOCK-UP. The Company shall cause its officers, insiders, directors, and affiliates or other related parties under control of the Company, to refrain from buying and/or selling Common Stock during each Pricing Period.

(W) NO GENERAL SOLICITATION. Neither the Company, nor any of its affiliates, nor any person acting on its behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Common Stock to be offered as set forth in this Agreement.

(X) NO BROKERS, FINDERS OR FINANCIAL ADVISORY FEES OR COMMISSIONS.  No brokers, finders or financial advisory fees or commissions will be payable by the Company, its agents or Subsidiaries, with respect to the transactions contemplated by this Agreement, except as otherwise disclosed in this Agreement.

SECTION 5. COVENANTS OF THE COMPANY

(A) BEST EFFORTS. The Company shall use all commercially reasonable efforts to timely satisfy each of the conditions set forth in Section 7 of this Agreement.

(B) BLUE SKY. The Company shall, at its sole cost and expense, on or before each of the Closing Dates, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Investor at each of the Closings pursuant to this Agreement under applicable securities or "Blue Sky" laws of such states of the United States, as reasonably specified by the Investor, and shall provide evidence of any such action so taken to the Investor on or prior to the Closing Date.

(C) REPORTING STATUS. Until one of the following occurs, the Company shall file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status, or take an action or fail to take any action, which would terminate its status as a reporting company under the 1934 Act: (i) this Agreement terminates pursuant to Section 9 and the Investor has the right to sell all of the Securities without restrictions pursuant to Rule 144(k) promulgated under the 1933 Act, or such other exemption (ii) the date on which the Investor has sold all the Securities and this Agreement has been terminated pursuant to Section 9.

(D) USE OF PROCEEDS. The Company will use the proceeds from the sale of the Shares (excluding amounts paid by the Company for fees as set forth in the Equity Line Transaction Documents) for general corporate and working capital purposes and acquisitions or assets, businesses or operations or for other purposes that the Board of Directors, in its good faith deem to be in the best interest of the Company.

(E) FINANCIAL INFORMATION. During the Open Period, the Company agrees to make available to the Investor via EDGAR or other electronic means the following documents and information on the forms set forth: (I) within five (5) Trading Days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-KSB, its Quarterly Reports on Form 10-QSB, any Current Reports on Form 8-K and any Registration Statements or amendments filed pursuant to the 1933 Act; (II) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders; and (III) within two (2) calendar days of filing or delivery thereof, copies of all documents filed with, and all correspondence sent to, the Principal Market, any securities exchange or market, or the National Association of Securities Dealers, Inc., unless such information is material nonpublic information.

(F) RESERVATION OF SHARES. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, a sufficient number of shares of Common Stock to provide for the issuance of the Securities to the Investor as required hereunder. In the event that the Company determines that it does not have a sufficient number of authorized shares of Common Stock to reserve and keep available for issuance as described in this Section 5(F), the Company shall use all commercially reasonable efforts to increase the number of authorized shares of Common Stock by seeking shareholder approval for the authorization of such additional shares.

Exhibit C-11-

(G) LISTING. The Company shall promptly secure and maintain the listing of all of the Registrable Securities (as defined in the Registration Rights Agreement) on the Principal Market and each other national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance) and shall maintain, such listing of all Registrable Securities from time to time issuable under the terms of the Equity Line Transaction Documents. Neither the Company nor any of its Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Common Stock on the Principal Market (excluding suspensions of not more than one (1) trading day resulting from business announcements by the Company). The Company shall promptly provide to the Investor copies of any notices it receives from the Principal Market regarding the continued eligibility of the Common Stock for listing on such automated quotation system or securities exchange. The Company shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(G).

(H) TRANSACTIONS WITH AFFILIATES. The Company shall not, and shall cause each of its Subsidiaries not to, enter into, amend, modify or supplement, or permit any Subsidiary to enter into, amend, modify or supplement, any agreement, transaction, commitment or arrangement with any of its or any Subsidiary's officers, directors, persons who were officers or directors at any time during the previous two (2) years, shareholders who beneficially own 5% or more of the Common Stock, or Affiliates or with any individual related by blood, marriage or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a "Related Party"), except for (I) customary employment arrangements and benefit programs on reasonable terms, (II) any agreement, transaction, commitment or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a disinterested third party other than such Related Party, or (III) any agreement, transaction, commitment or arrangement which is approved by a majority of the disinterested directors of the Company. For purposes hereof, any director who is also an officer of the Company or any Subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment or arrangement. "Affiliate" for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (I) has a 5% or more equity interest in that person or entity, (II) has 5% or more common ownership with that person or entity, (III) controls that person or entity, or (IV) is under common control with that person or entity. "Control" or "Controls" for purposes hereof means that a person or entity has the power, directly or indirectly, to conduct or govern the policies of another person or entity.

(I) FILING OF FORM 8-K. On or before the date which is four (4) Trading Days after the Execution Date, the Company shall file a Current Report on Form 8-K with the SEC describing the terms of the transaction contemplated by the Equity Line Transaction Documents in the form required by the 1934 Act, if such filing is required.

(J) CORPORATE EXISTENCE. The Company shall use all commercially reasonable efforts to preserve and continue the corporate existence of the Company.

(K) NOTICE OF CERTAIN EVENTS AFFECTING REGISTRATION; SUSPENSION OF RIGHT TO MAKE A PUT. The Company shall promptly notify the Investor upon the occurrence of any of the following events in respect of a Registration Statement or related prospectus in respect of an offering of the Securities: (I) receipt of any request for additional information by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related prospectus; (II) the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of any Registration Statement or the initiation of any proceedings for that purpose;  (III) receipt of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Securities for sale in any jurisdiction or the initiation or notice of any proceeding for such purpose; (IV) the happening of any event that makes any statement made in such Registration Statement or related prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, related prospectus or documents so that, in the case of a Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the related prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and (V) the Company's reasonable determination that a post-effective amendment to the Registration Statement would be appropriate, and the Company shall promptly make available to Investor any such supplement or amendment to the related prospectus. The Company shall not deliver to Investor any Put Notice during the continuation of any of the foregoing events in this Section 5(K).

(L)  REIMBURSEMENT.  If (I) the Investor becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder of the Company, in connection with or as a result of the consummation of the transactions contemplated by the Equity Line Transaction Documents, or if the Investor is impleaded in any such action, proceeding or investigation by any person (other than as a result of a breach of the Investor’s representations and warranties set forth in this Agreement); or (II) the Investor becomes involved in any capacity in any action, proceeding or investigation brought by the SEC against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by the Equity Line Transaction Documents (other than as a result of a breach of the Investor’s representations and warranties set forth in this Agreement), or if this Investor is impleaded in any such action, proceeding or investigation by any person, then in any such case, the Company will reimburse the Investor for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. In addition, other than with respect to any matter in which the Investor is a named party, the Company will pay to the Investor the charges, as reasonably determined by the Investor, for the time of any officers or employees of the Investor devoted to appearing and preparing to appear as witnesses, assisting in preparation for hearings, trials or pretrial matters, or otherwise with respect to inquiries, hearing, trials, and other proceedings relating to the subject matter of this Agreement. The reimbursement obligations of the Company under this section shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any affiliates of the Investor that are actually named in such action, proceeding or investigation, and partners, directors, agents, employees, attorneys, accountants, auditors and controlling persons (if any), as the case may be, of Investor and any such affiliate, and shall be binding upon and inure to the benefit of any successors of the Company, the Investor and any such affiliate and any such person.

Exhibit C-12-

(M) TRANSFER AGENT.  Upon effectiveness of the Registration Statement, and for so long as the Registration Statement is effective,  the Company shall deliver instructions to its transfer agent to issue Shares to the Investor that are covered for resale by the Registration Statement free of restrictive legends.

(N) ACKNOWLEDGEMENT OF TERMS.  The Company hereby represents and warrants to the Investor that: (i) it is voluntarily entering into this Agreement of its own freewill, (ii) it is not entering this Agreement under economic duress, (iii) the terms of this Agreement are reasonable and fair to the Company, and (iv) the Company has had independent legal counsel of its own choosing review this Agreement, advise the Company with respect to this Agreement, and represent the Company in connection with this Agreement.

SECTION 6. RESERVED; INTENTIONALLY OMITTED

SECTION 7. CONDITIONS OF THE COMPANY'S OBLIGATION TO SELL.
The obligation hereunder of the Company to issue and sell the Securities to the Investor is further subject to the satisfaction, at or before each Closing Date, of each of the following conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion.

(A) The Investor shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Company.

(B) The Investor shall have delivered to the Company the Purchase Price for the Securities being purchased by the Investor between the end of the Pricing Period and the Closing Date via a Put Settlement Sheet (hereto attached as Exhibit D). After receipt of confirmation of delivery of such Securities to the Investor, the Investor, by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company will disburse the funds constituting the Purchase Amount.

(C) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

SECTION 8. FURTHER CONDITIONS OF THE INVESTOR'S OBLIGATION TO PURCHASE.
The obligation of the Investor hereunder to purchase Shares is subject to the satisfaction, on or before each Closing Date, of each of the following conditions set forth below.

(A) The Company shall have executed the Equity Line Transaction Documents and delivered the same to the Investor.

(B) The Common Stock shall be authorized for quotation on the Principal Market and trading in the Common Stock shall not have been suspended by the Principal Market or the SEC, at any time beginning on the date hereof and through and including the respective Closing Date (excluding suspensions of not more than one (1) Trading Day resulting from business announcements by the Company, provided that such suspensions occur prior to the Company's delivery of the Put Notice related to such Closing).

(C) The representations and warranties of the Company shall be true and correct as of the date when made and as of the applicable Closing Date as though made at that time and the Company shall have performed, satisfied and complied with the covenants, agreements and conditions required by the Equity Line Transaction Documents to be performed, satisfied or complied with by the Company on or before such Closing Date. The Investor may request an update as of such Closing Date regarding the representation contained in Section 4(C) above.

(D) The Company shall have executed and delivered to the Investor the certificates representing, or have executed electronic book-entry transfer of, the Securities (in such denominations as the Investor shall request) being purchased by the Investor at such Closing.

(E) The Board of Directors of the Company shall have adopted resolutions consistent with Section 4(B)(II) above (the "Resolutions") and such Resolutions shall not have been amended or rescinded prior to such Closing Date.

Exhibit C-13-

(F) Reserved

(G) No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

(H) The Registration Statement shall be effective on each Closing Date and no stop order suspending the effectiveness of the Registration statement shall be in effect or to the Company's knowledge shall be pending or threatened. Furthermore, on each Closing Date (I) neither the Company nor the Investor shall have received notice that the SEC has issued or intends to issue a stop order with respect to such Registration Statement or that the SEC otherwise has suspended or withdrawn the effectiveness of such Registration Statement, either temporarily or permanently, or intends or has threatened to do so (unless the SEC's concerns have been addressed and Investor is reasonably satisfied that the SEC no longer is considering or intends to take such action), and (II) no other suspension of the use or withdrawal of the effectiveness of such Registration Statement or related prospectus shall exist.

(I) At the time of each Closing, the Registration Statement (including information or documents incorporated by reference therein) and any amendments or supplements thereto shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading or which would require public disclosure or an update supplement to the prospectus.

(J) If applicable, the shareholders of the Company shall have approved the issuance of any Shares in excess of the Maximum Common Stock Issuance in accordance with Section 2(H) or the Company shall have obtained appropriate approval pursuant to the requirements of applicable state law and the Company’s Articles of Incorporation and By-laws.

(K) The conditions to such Closing set forth in Section 2(E) shall have been satisfied on or before such Closing Date.

(L)  The Company shall have certified to the Investor the number of Shares of Common Stock outstanding when a Put Notice is given to the Investor.  The Company's delivery of a Put Notice to the Investor constitutes the Company's certification of the existence of the necessary number of shares of Common Stock reserved for issuance.

SECTION 9. TERMINATION.
A.	This Agreement shall terminate upon any of the following events:
(I)	when the Investor has purchased an aggregate of fifteen million dollars ($15,000,000) in the Common Stock of the Company pursuant to this Agreement; or,
(II)	on the date which is thirty-six (36) months after the Effective Date; or,
(III)	upon written notice of the Company to the Investor. Any and all shares, or penalties, if any, due under this Agreement shall be immediately payable and due upon termination of the Line.
B.	This Agreement may terminate upon any of the following events:
(I)
Termination for Default. In the event that either party commits a material breach of its obligations hereunder, the other party may, at its option, terminate this Agreement by written notice of termination specifying such material breach; provided, however, that if such default is subject to cure, then such notice shall be subject to a twenty (20) day cure period from the date thereof, and if the defaulting party cures such default prior to expiration of such period, termination shall not take place.

(II)
Termination for Insolvency. Either party hereto may, at its option, upon five (5) days written notice, terminate this Agreement should the other party hereto (i) admit in writing its inability to pay its debts generally as they become due; (ii) make a general assignment for the benefit of creditors; (iii) institute proceedings to be adjudicated a voluntary bankrupt, or consent to the filing of a petition of bankruptcy against it; (iv) be adjudicated by a court of competent jurisdiction as being bankrupt or insolvent; (v) seek reorganization under any bankruptcy act, or consent to the filing of a petition seeking such reorganization, or (vi) have a decree entered against it by a court of competent jurisdiction appointing a receiver, liquidator, trustee or assignee in bankruptcy or in insolvency covering all or substantially all of such party’s property or providing for the liquidation of such party’s property or business affairs.

Exhibit C-14-

C.
Survival of Termination. The obligations of the parties under this Agreement that by their nature would continue beyond expiration, termination or cancellation of this Agreement (including, without limitation, the warranties, indemnification obligations, confidentiality requirements and ownership and property rights) shall survive any such expiration, termination or cancellation.

SECTION 10.  SUSPENSION

This Agreement shall be suspended upon any of the following events, and shall remain suspended until such event is rectified:

(I)  the trading of the Common Stock is suspended by the SEC, the Principal Market or the NASD for a period of two (2) consecutive Trading Days during the Open Period; or,

(II) The Common Stock ceases to be registered under the 1934 Act or listed or traded on the Principal Market.  Immediately upon the occurrence of one of the above-described events, the Company shall send written notice of such event to the Investor.

SECTION 11. INDEMNIFICATION.
In consideration of the parties mutual obligations set forth in the Transaction Documents, each of the parties (in such capacity, an "Indemnitor") shall defend, protect, indemnify and hold harmless the other and all of the other party's shareholders, officers, directors, employees, counsel, and direct or indirect investors and any of the foregoing person's agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and reasonable expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Indemnified Liabilities"), incurred by any Indemnitee as a result of, or arising out of, or relating to (I) any misrepresentation or breach of any representation or warranty made by the Indemnitor or any other certificate, instrument or document contemplated hereby or thereby; (II) any breach of any covenant, agreement or obligation of the Indemnitor contained in the Equity Line Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby; or (III) any cause of action, suit or claim brought or made against such Indemnitee by a third party and arising out of or resulting from the execution, delivery, performance or enforcement of the Equity Line Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, except insofar as any such misrepresentation, breach or any untrue statement, alleged untrue statement, omission or alleged omission is made in reliance upon and in conformity with information furnished to Indemnitor which is specifically intended for use in the preparation of any such Registration Statement, preliminary prospectus, prospectus or amendments to the prospectus. To the extent that the foregoing undertaking by the Indemnitor may be unenforceable for any reason, the Indemnitor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The indemnity provisions contained herein shall be in addition to any cause of action or similar rights Indemnitor may have, and any liabilities the Indemnitor or the Indemnitees may be subject to.

SECTION 12. GOVERNING LAW; DISPUTES SUBMITTED TO ARBITRATION.
(A) ARBITRATION CLAUSE. All disputes arising under this agreement shall be governed by and interpreted in accordance with the laws of New York, without regard to principles of conflict of laws.  The parties to this agreement will submit all disputes arising under this agreement to arbitration in New York City, New York before a single arbitrator of the American Arbitration Association (“AAA”).  The arbitrator shall be selected by application of the rules of the AAA, or by mutual agreement of the parties, except that such arbitrator shall be an attorney admitted to practice law New York.  No party to this agreement will challenge the jurisdiction or venue provisions as provided in this section.  No party to this agreement will challenge the jurisdiction or venue provisions as provided in this section.  Nothing contained herein shall prevent the party from obtaining an injunction.

(B) LEGAL FEES; AND MISCELLANEOUS FEES. Except as otherwise set forth in the Equity Line Transaction Documents, each party shall pay the fees and expenses of its advisers, counsel, the accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. Any attorneys' fees and expenses incurred by either the Company or the Investor in connection with the preparation, negotiation, execution and delivery of any amendments to this Agreement or relating to the enforcement of the rights of any party, after the occurrence of any breach of the terms of this Agreement by another party or any default by another party in respect of the transactions contemplated hereunder, shall be paid on demand by the party which breached the Agreement and/or defaulted, as the case may be. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of any Securities.

(C) COUNTERPARTS. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original signature.

Exhibit C-15-

(D) HEADINGS; SINGULAR/PLURAL. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. Whenever required by the context of this Agreement, the singular shall include the plural and masculine shall include the feminine.

(E) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(F) ENTIRE AGREEMENT; AMENDMENTS. This Agreement is the FINAL AGREEMENT between the Company and the Investor with respect to the terms and conditions set forth herein, and, the terms of this Agreement may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the Parties.  No provision of this Agreement may be amended other than by an instrument in writing signed by the Company and the Investor, and no provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. The execution and delivery of the Equity Line Transaction Documents shall not alter the force and effect of any other agreements between the Parties, and the obligations under those agreements.

(G) NOTICES. Any notices or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (I) upon receipt, when delivered personally; (II) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (III) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:

Bonfire Productions, Inc.
One Sugar Creek Center Blvd.
Sugar Land, Texas  77478
Telephone:  (713) 589-5393

If to the Investor:

Kodiak Capital Group, LLC
One Columbus Place
25th Floor
New York, NY 10019
212.262.2600 Phone
212.262.2601 Facsimile

Each party shall provide five (5) days prior written notice to the other party of any change in address or facsimile number.

(H) NO ASSIGNMENT. This Agreement may not be assigned.

(I) NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and is not for the benefit of, nor may any provision hereof be enforced by, any other person, except that the Company acknowledges that the rights of the Investor may be enforced by its general partner.

Exhibit C-16-

(J) SURVIVAL. The representations and warranties of the Company and the Investor contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 5, and the indemnification provisions set forth in Section 11, shall survive each of the Closings and the termination of this Agreement.

 (K) PUBLICITY. The Company and the Investor shall consult with each other in issuing any press releases or otherwise making public statements with respect to the transactions contemplated hereby and no party shall issue any such press release or otherwise make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld or delayed, except that no prior consent shall be required if such disclosure is required by law, in which such case the disclosing party shall provide the other party with prior notice of such public statement. Notwithstanding the foregoing, the Company shall not publicly disclose the name of the Investor without the prior consent of the Investor, except to the extent required by law. The Investor acknowledges that this Agreement and all or part of the Equity Line Transaction Documents may be deemed to be "material contracts" as that term is defined by Item 601(b)(10) of Regulation S-B, and that the Company may therefore be required to file such documents as exhibits to reports or registration statements filed under the 1933 Act or the 1934 Act.  The Investor further agrees that the status of such documents and materials as material contracts shall be determined solely by the Company, in consultation with its counsel.

(L) FURTHER ASSURANCES. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(M) COMMITMENT FEES; OTHER FEES RELATED TO THE TRANSACTION. In addition to the shares to be issued pursuant to the Equity Line of Credit, the Company agrees to pay to Investor a Commitment Fee equal to five (5%) percent of the Facility Amount, whereby the total Commitment Fee, payable half on the first draw-down and the balance on the earlier of the second draw-down or three months from execution of the Term Sheet. The Company shall be solely responsible for all commissions, fees, and / or transaction costs associated and / or related to, in any way, with the transaction and / or transactions herein contemplated and or agreed to under this Agreement.

(N) NO STRICT CONSTRUCTION. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party, as the parties mutually agree that each has had a full and fair opportunity to review this Agreement and seek the advice of counsel on it.  The normal rule that ambiguities shall be interpreted against the drafting party shall not apply in the instant case.

(O) REMEDIES. The Investor shall have all rights and remedies set forth in this Agreement and the Registration Rights Agreement and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which the Investor has by law. Any person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any default or breach of any provision of this Agreement, including the recovery of reasonable attorneys fees and costs, and to exercise all other rights granted by law.

(P) PAYMENT SET ASIDE. To the extent that the Company makes a payment or payments to the Investor hereunder or under the Registration Rights Agreement or the Investor enforces or exercises its rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(Q) PRICING OF COMMON STOCK. For purposes of this Agreement, the bid price of the Common Stock shall be as reported on Bloomberg.

SECTION 13. NON-DISCLOSURE OF NON-PUBLIC INFORMATION.

(a) The Company shall not disclose non-public information to the Investor, its advisors, or its representatives.

Exhibit C-17-

(b) Nothing herein shall require the Company to disclose non-public information to the Investor or its advisors or representatives, and the Company represents that it does not disseminate non-public information to any investors who purchase stock in the Company in a public offering, to money managers or to securities analysts, provided, however, that notwithstanding anything herein to the contrary, the Company will, as hereinabove provided, immediately notify the advisors and representatives of the Investor and, if any, underwriters, of any event or the existence of any circumstance (without any obligation to disclose the specific event or circumstance) of which it becomes aware, constituting non-public information (whether or not requested of the Company specifically or generally during the course of due diligence by such persons or entities), which, if not disclosed in the prospectus included in the Registration Statement would cause such prospectus to include a material misstatement or to omit a material fact required to be stated therein in order to make the statements, therein, in light of the circumstances in which they were made, not misleading. Nothing contained in this Section 13 shall be construed to mean that such persons or entities other than the Investor (without the written consent of the Investor prior to disclosure of such information) may not obtain non-public information in the course of conducting due diligence in accordance with the terms of this Agreement and nothing herein shall prevent any such persons or entities from notifying the Company of their opinion that based on such due diligence by such persons or entities, that the Registration Statement contains an untrue statement of material fact or omits a material fact required to be stated in the Registration Statement or necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

ARTICLE 14 ACKNOWLEDGEMENTS OF THE PARTIES.
Notwithstanding anything in this Agreement to the contrary, the parties hereto hereby acknowledge and agree to the following:
(i)
the Investor makes no representations or covenants that it will not engage in trading in the securities of the Company, other than the Investor will not sell short the Company's common stock at any time during this Agreement;

(ii)
the Company shall, by 8:30 a.m. Eastern US Time on the trading day following the date hereof, file a current report on Form 8-K disclosing the material terms of the transactions contemplated hereby and in the other Equity Line Transaction Documents;

(iii)
the Company has not and shall not provide material non-public information to the Investor unless prior thereto the Investor shall have executed a written agreement regarding the confidentiality and use of such information; and

(iv)
 the Company understands and confirms that the Investor will be relying on the acknowledgements set forth in clauses (i) through (iii) above if the Investor effects any transactions in the securities of the Company.

SIGNATURE PAGE OF INVESTMENT AGREEMENT

Your signature on this Signature Page evidences your agreement to be bound by the terms and conditions of the Investment Agreement and the Registration Rights Agreement as of the date first written above.
The undersigned signatory hereby certifies that he has read and understands the Investment Agreement, and the representations made by the undersigned in this Investment Agreement are true and accurate, and agrees to be bound by its terms.

Bonfire Productions, INC.
__________________________________
Jennifer Pharris

Kodiak Capital, LLC

__________________________________
Ryan Hodson

Exhibit C-18-